Exhibit 10.8

SUBSCRIPTION AGREEMENT

This SUBSCRIPTION AGREEMENT (this “Subscription Agreement”) is entered into on [•], 2025, by and among Evernorth Holdings Inc., a Nevada corporation (“Pubco”), Pathfinder Digital Assets LLC, a Delaware limited liability company (the “Company”), Armada Acquisition Corp. II, a Cayman Islands exempted company (“SPAC”), and the undersigned subscriber (“Subscriber”).

WHEREAS, on or about the date hereof, (a) SPAC, (b) Pubco, (c) Evernorth Corporate Merger Sub Inc., a Delaware corporation and a wholly owned subsidiary of Pubco (“SPAC Merger Sub”), (d) Evernorth Company Merger Sub LLC, a Delaware limited liability company and a wholly owned subsidiary of Pubco (“Company Merger Sub”), (e) the Company, and (f) Ripple Labs Inc., a Delaware corporation (“Ripple”), entered into a business combination agreement (as amended, modified, supplemented or waived from time to time, the “BCA”);

WHEREAS, prior to the date of the Transaction Closing (as defined below) (the “Completion Date”), on the terms and subject to the conditions set forth in the BCA, SPAC will change its jurisdiction of incorporation such that it becomes a corporation organized under the laws of the State of Delaware (the “SPAC Domestication”);

WHEREAS, pursuant to and in accordance with the BCA, (a) Company Merger Sub will merge with and into the Company, with the Company continuing as the surviving company (the “Company Merger”), and with Ripple receiving one share of Class A common stock, par value $0.001 per share, of Pubco (“Pubco Class A Common Stock”) for each unit of the Company (each, a “Company Unit”) held by Ripple and exchanged subject to certain limitations on the initial holdings of Ripple and certain related entities included in the BCA, and (b) simultaneously with the Company Merger, SPAC Merger Sub will merge with and into SPAC, with SPAC continuing as the surviving entity (the “SPAC Merger” and, together with the Company Merger, the “Mergers” and, together with the other transactions contemplated by the BCA, the “Transactions”), with (x) shareholders of SPAC receiving one share of Pubco Class A Common Stock for each Class A ordinary share, par value $0.0001 per share, of SPAC (the “SPAC Class A Common Shares”) held by such shareholder, and (y) warrantholders of SPAC receiving one warrant to purchase Pubco Class A Common Stock for each warrant to purchase SPAC Class A Common Shares par value $0.0001, of SPAC held by such warrantholders, and upon the Transaction Closing, Pubco will become a publicly traded company, all upon the terms and subject to the conditions set forth in the BCA;

WHEREAS, in connection with the Transactions, Subscriber desires to subscribe for and purchase from Pubco, on the date hereof, (i) a number of shares of Pubco Class A Common Stock (the “Shares”) at a price of $10.00 per Share (the “Per Equity Interest Price”), and (ii) a number of Company Units (together with the Shares, the “Equity Interests”), with the Company Units having the rights, privileges and preferences set out in that certain Amended and Restated Limited Liability Company Agreement of the Company, dated as of the Completion Date (as amended, modified, or supplemented from time to time, including pursuant to any joinder agreements executed in accordance therewith, the “LLC Agreement”) at the Per Equity Interest Price, in each case payable in cash or by contribution of XRP in accordance with the terms of this Agreement, and Pubco desires to issue to Subscriber such Equity Interests at the Transaction Closing (as defined below) in consideration of the payment or contribution of the Subscription Price (as defined below) by or on behalf of Subscriber to Pubco;

WHEREAS, on or about the date of this Subscription Agreement, SPAC, the Company and Pubco are entering into subscription agreements (the “Other Ripple Party Subscription Agreements” and, together with this Subscription Agreement, the “Ripple Party Subscription Agreements”) with certain other investors (the “Other Ripple Party Subscribers” and together with Subscriber, the “Ripple Party Subscribers”), pursuant to which the Other Ripple Party Subscribers have agreed to subscribe for and purchase Equity Interests at the Per Equity Interest Price (such equity interests of the Other Ripple Party Subscribers, the “Other Ripple Party Subscribed Equity Interests” and, together with the Subscribed Equity Interests (as defined below), the “Aggregate Ripple Party Equity Interests”);

WHEREAS, on or about the date of this Subscription Agreement, SPAC, the Company and Pubco are entering into delayed funding subscription agreements (the “Delayed Funding Subscription Agreements”) with certain other investors (the “Delayed Funding Subscribers”), pursuant to which the Delayed Funding Subscribers have agreed to subscribe for and purchase Pubco Class A Common Stock in accordance with such Delayed Funding Subscription Agreements;

WHEREAS, on or about the date of this Subscription Agreement, SPAC, the Company and Pubco are entering into advance funding subscription agreements (the “Advance Funding Subscription Agreements”) with certain other investors (the “Advance Funding Subscribers”), pursuant to which the Advance Funding Subscribers have agreed to subscribe for and purchase Pubco Class A Common Stock in accordance with such Advance Funding Subscription Agreements;

WHEREAS, on or about the date of this Subscription Agreement, SPAC, the Company and Pubco are entering into a subscription agreement (the “Series C Subscription Agreement”) with Arrington XRP Capital Fund, LP, a Delaware limited partnership (the “Series C Subscriber” and, together with the Advance Funding Susbcribers, the Delayed Funding Subscribers and the Ripple Party Subscribers, the “Other Subscribers”), pursuant to which such Series C Subscriber has agreed to subscribe for and purchase a number of shares of Pubco Class A Common Stock and a number of shares of Class C common stock, par value $0.001 per share, of Pubco (the “Pubco Class C Common Stock”), in accordance with such Series C Subscription Agreement;

WHEREAS, as a condition to the Subscription (as defined below), Subscriber has agreed that it shall be restricted from offering, selling, contracting to sell, pledging or otherwise disposing of any of the Subscribed Equity Interests (as defined below) issued to it in connection with the Subscription pursuant to an agreement entered into concurrently with the Transaction Closing between Pubco and Subscriber in substantially the form set forth in Exhibit A hereto (the “Lock-Up Agreement”);

WHEREAS, the parties hereto intend that (i) the contributions of cash or XRP to Pubco (including through the release of any custody account or wallet holding cash or XRP as provided herein) in accordance with the terms of this Agreement in exchange for the subscription and purchase of the Shares by the Subscriber, taken together with (i) the contributions of cash or XRP to Pubco in exchange for the subscription of the Shares by any Other Subscribers pursuant to the terms of the applicable Subscription Agreements and each such subscriber and (ii) the Mergers, collectively, are undertaken pursuant to an integrated plan and constitute a single integrated transaction and will be treated for U.S. federal and applicable state and local income tax purposes as exchanges to which Section 351(a) of the Internal Revenue Code of 1986, as amended (the “Code”) (and, as applicable, Section 351(b) or Section 357(c) of the Code) apply, and (ii) the contributions of cash or XRP to the Company (including through the release of any custody account or wallet holding cash or XRP as provided herein) in accordance with the terms of this Agreement in exchange for the subscription and purchase of the Company Units by the Subscriber will be treated as a contribution with respect to which no gain or loss is recognized under Section 721(a) of the Code.

NOW, THEREFORE, in consideration of the foregoing and the mutual representations, warranties and covenants, and subject to the conditions herein contained, and intending to be legally bound hereby, the parties hereto hereby agree as follows:

Section 1. Subscription and Subscription Funding. Subject to the terms and conditions hereof, Subscriber hereby irrevocably agrees to subscribe for and purchase from Pubco and the Company, as applicable, and each of Pubco and the Company, as applicable hereby agrees to issue to Subscriber on the Completion Date, upon release of the Custody XRP (as defined below) from the XRP Custody Wallet (as defined below) as prior payment or contribution of the Subscription Price (as defined below) by or on behalf of Subscriber to each of Pubco and the Company, the Subscribed Shares (as defined below) and the Subscribed Units (as defined below), respectively, at the Transaction Closing (such subscription, the “Subscription”).

(a) Upon execution of this Subscription Agreement, Subscriber shall become obligated to pay or cause to be paid the respective Subscription Price to each of Pubco and the Company in accordance with Section 1(b) and Section 1(c) below (the “Subscription Funding”), and Pubco and the Company, as applicable shall become obligated to issue the Subscribed Shares and the Subscribed Units, respectively, to Subscriber at the Transaction Closing, it being understood that the Subscribed Equity Interests shall be allocated as between Shares and Company Units as follows:

(i) (A) Pubco will issue to Subscriber the number of Shares (the “Subscribed Shares”) that would result in the Ripple Group Holders (as defined below) collectively owning, immediately after the Transaction Closing and the other related transactions (including the issuance of any shares of Pubco Class A Common Stock to the Other Subscribers), a number of Shares that would cause such Ripple Group Holders to be the beneficial owners (as defined in Rule 13d-3 or 13d-5 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or any successor statute or regulation) of capital stock of Pubco such that the Ripple Group Ownership Percentage (as defined below) equals 9.9% (the “Ripple Group Maximum Percentage”), and (B) the Company will issue to Subscriber the number of Company Units (the “Subscribed Units”) that is equal to the number of Subscribed Equity Interests minus the number of Subscribed Shares. The aggregate number of Subscribed Equity Interests issued to Subscriber and the aggregate Subscription Price shall not change as a result of such allocation, and the Per Equity Interest Price shall be identical for the Subscribed Shares and the Subscribed Units.

(ii) For purposes of Section 1(a)(i):

(1) “Outstanding Voting Shares” means, at any given time, the aggregate number of shares of Class A Common Stock and Class B Common Stock then outstanding;

(2) “Pubco Class B Common Stock” means the Class B common stock, par value $0.001 per share, of Pubco;

(3) “Pubco Common Stock” means all classes and series of common stock of Pubco, including the Class A Common Stock, Class B Common Stock and Class C Common Stock.

(4) “Pubco Preferred Stock” means the preferred stock, par value $0.001 per share, of Pubco;

(5) “Ripple Group Holders” means Ripple, the Subscriber and any other holders of Pubco Common Stock, Pubco Preferred Stock or Company Units who are collectively deemed to form a “group” as defined in Section 13(d) of the Exchange Act; and

(6) “Ripple Group Ownership Percentage” means the quotient of (x) the number of shares of Pubco Class A Common Stock and Pubco Class B Common Stock beneficially held by the Ripple Group Holders and (y) the Outstanding Voting Shares.

(b) The Subscription Price shall be paid in either cash or XRP, at the Subscriber’s sole election, in such amounts as indicated in Subscriber’s signature page of this Subscription Agreement. For purposes of this Agreement:

(i) “Initial Subscribed Equity Interests” means such number of Equity Interests equal to the quotient of (i) the Subscription Price and (ii) the Per Equity Interest Price.

(ii) “Signing Date XRP Token VWAP” means the volume-weighted average price (“VWAP”) of XRP denominated in USD as quoted on the “CME CF XRP-Dollar Reference Rate—New York Variant” benchmark (with the reference ticker XRPUSD_NY) at 4:00 p.m. New York City time on the day immediately preceding the date on which the BCA is signed (such signing date, the “BCA Signing Date”).

(iii) “Subscribed Equity Interests” means such number of Equity Interests equal to (i) the Initial Subscribed Equity Interests plus (ii) any Adjustment Equity Interests (as defined below) issuable to the Subscriber in accordance with Section 3 hereof.

(iv) “Subscription Price” means (A) if Subscriber elects to subscribe for the Equity Interests with cash, the amount of cash as is set forth on the signature page hereto or (B) if Subscriber elects to subscribe for the Equity Interests with XRP, such amount (in USD) equal to the product of (x) the amount of XRP as is set forth on the signature page hereto (the “XRP Amount”) and (y) the Signing Date XRP Token VWAP.

(c) On or within four (4) Business Days following the date of this Agreement, Subscriber shall deliver:

(i) if Subscriber is delivering the Subscription Price in cash, an amount equal to the total Subscription Price, in such amount as indicated in Subscriber’s signature page to this Subscription Agreement (the “Transferred Funds”) by wire transfer of immediately available funds in U.S. dollars to the bank account specified on Annex A hereto (the “Cash Custody Account”) maintained pursuant to an account arrangement between Pubco and Silicon Valley Bank (“Cash Custodian”); and

(ii) if Subscriber is delivering the Subscription Price in XRP, the XRP Amount, free and clear of any liens, encumbrances or other restrictions, via transfer of the XRP Amount to an unencumbered XRP custody wallet maintained by BitGo Trust Company, Inc. (the “XRP Custodian”) or one of its affiliates at the address specified in Annex B hereto (the “XRP Custody Wallet”).

For the purposes of this Subscription Agreement, “Business Day” means a day, other than a Saturday, Sunday or other day on which commercial banks in New York City (New York) are not open for a full business day for the general transaction of business.

(d) On or following the date of this Agreement, Subscriber shall deliver to Pubco and the Company:

(i) a duly executed LLC Agreement in the form attached hereto as Annex F, pursuant to which Subscriber shall accept all the rights, duties, and obligations set forth in the LLC Agreement and become a member of the Company, in each case as of the Completion Date;

(ii) a duly completed and executed Internal Revenue Service Form W-9 or appropriate Form W-8; and

(iii) such information as is reasonably requested by Pubco in order for Pubco and/or the Company to issue the Subscribed Equity Interests to Subscriber.

(e) On or prior to the date hereof, Pubco and/or the Company shall enter into agreements with the Cash Custodian and the XRP Custodian or, in each case, agreements with one of their respective affiliates or other third-party liquidity providers and prime brokers (the “Liquidity Providers”) as necessary, for providing for the custody and purchase of XRP.

Within ten (10) Business Days of the date hereof (the “Funding Period”), Pubco will instruct, on behalf of the Ripple Party Subscribers, the Cash Custodian to transfer all of the Transferred Funds (and any interest accrued thereon) from the Cash Custody Account to the XRP Custodian, to be held in escrow for the benefit of the Ripple Party Subscribers through the Completion Date (the “XRP Funds”). For the avoidance of doubt, Pubco may instruct, on behalf of the Ripple Party Subscribers, such Transferred Funds (and any interest accrued thereon) to be transferred to the XRP Custodian or any such Liquidity Provider immediately upon receipt of any amount of such funds from Subscriber or any Other Subscribers at any time during the Funding Period. Promptly upon receipt of any amount of such XRP Funds and within the Funding Period, Pubco and/or the Company shall instruct, on behalf of the Ripple Party Subscribers, the XRP Custodian or the Liquidity Providers as the case may require, to use the XRP Funds to purchase XRP on behalf of the Ripple Party Subscribers (the “Purchased XRP”, together with the aggregate XRP Amount paid by all Subscribers subscribing in XRP, the “Custody XRP”) at the then-prevailing spot market price of XRP at the time of execution of the trade(s), which shall be disclosed to Pubco in advance. The Custody XRP shall be held in escrow in the XRP Custody Wallet in the name of Pubco but for the benefit of the Advance Funding Subscribers, for which the XRP Custodian or one of its affiliates serves as the XRP Custodian. Pubco and/or the Company shall cause the XRP Custodian and the Liquidity Providers to provide prompt written confirmation to Pubco and/or the Company upon completion of all XRP purchases, including details of the amount of the Purchased XRP, the execution price(s), and any fees incurred. Pubco shall notify Subscriber of the VWAP of all Purchased XRP as promptly as reasonably practicable following execution of the applicable trades.

(f) The obligations of Subscriber to consummate, or cause to be consummated, the transactions contemplated by this Subscription Agreement (including the Subscription Funding) are subject to the satisfaction or waiver by Subscriber of the additional condition that, on the date hereof, no Other Ripple Party Subscription Agreement (or other agreements or understandings (including side letters) entered into in connection therewith or in connection with the sale of the Other Ripple Party Subscribed Equity Interests) shall have been amended, modified or waived in any manner that benefits any Other Ripple Party Subscriber unless the Subscriber shall have been offered in writing the same benefits (other than terms particular to the legal or regulatory requirements of such Other Ripple Party Subscriber or its affiliates or related persons).

Section 2. Transaction Closing and Release of Custody XRP.

(a) If the Transaction Closing occurs then, on the Completion Date, (i) Pubco shall deliver a written instruction to the XRP Custodian noting the requirement for the release of the Custody XRP and shall provide the XRP Custodian with the names of the Authorized Persons; (ii) upon receipt by the XRP Custodian of the required authorization by the Authorized Persons, the Custody XRP will be released from the XRP Custody Wallet and transferred to a digital asset wallet accounts designated in writing by Pubco and the Company, as applicable; and (iii) upon such release of Custody XRP, (A) Pubco shall deliver to Subscriber the Subscribed Shares in book-entry form, free and clear of any liens, encumbrances or other restrictions (other than those arising under state or federal securities laws), in the name of Subscriber and (B) the Company shall update the Company’s books and records to reflect the admission of Subscriber as a member holding such number of Subscribed Units as described herein and a capital contribution under the LLC Agreement by Subscriber in the amount of the Subscription Price paid in respect of the Subscribed Units. As promptly as practicable after the closing of the Transactions (the “Transaction Closing”), each of Pubco and the Company shall deliver to each Subscriber evidence from Pubco’s transfer agent and/or from the Company’s books and records, as applicable, of the issuance to Subscriber of the Subscribed Equity Interests (with respect to the Subscribed Shares, in book entry form) on and as of the Completion Date.

(b) No fractional Equity Interests will be issued. In determining such number of Subscribed Equity Interests to be issued, such number shall be rounded down to the nearest whole share in the case of any resulting fractional number of Equity Interests.

(c) The Subscribed Equity Interests shall contain a legend in substantially the following form:

“THIS SECURITY HAS BEEN ACQUIRED FOR INVESTMENT AND WITHOUT A VIEW TO DISTRIBUTION AND HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR UNDER STATE SECURITIES LAWS. NO TRANSFER, SALE, ASSIGNMENT, PLEDGE, HYPOTHECATION OR OTHER DISPOSITION OF THIS SECURITY OR ANY INTEREST OR PARTICIPATION THEREIN MAY BE MADE EXCEPT (A) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR (B) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS AND, IN THE CASE OF CLAUSE (B), UNLESS THE ISSUER RECEIVES AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER TO THE EFFECT THAT REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS. IN ADDITION, ANY SUCH TRANSFER OR OTHER DISPOSITION IS SUBJECT TO THE CONDITIONS CONTAINED IN A SUBSCRIPTION AGREEMENT, DATED [•], 2025. A COPY OF SUCH CONDITIONS WILL BE PROVIDED TO THE HOLDER HEREOF UPON REQUEST.”

(d) In the event that the Transaction Closing does not occur on or prior to the Outside Date (as defined in the BCA), unless otherwise agreed to in writing by Pubco, the Company, SPAC and Subscriber, Pubco (or Pubco’s designee) shall promptly (but in no event later than three (3) Business Days after the Outside Date) cause to be returned Subscriber’s pro rata portion (taking into account the Subscription Price paid by Subscriber and the corresponding subscription price paid by all Other Ripple Party Subscribers, the Advance Funding Subscribers and the Series C Subscriber) of (i) the Custody XRP (the “Liquidation XRP Portion”) and (ii) any Transferred Funds in the Cash Custody Account to Subscriber. Subscriber shall have the option to elect to receive the Liquidation XRP Portion either in cash or in XRP. To the extent Subscriber elects to receive the Liquidation XRP Portion in cash, Pubco, acting as agent of the Subscriber, will sell (or cause to be sold) Subscriber’s Liquidation XRP Portion at then-prevailing market prices and remit (i) the proceeds of such sale and (ii) any Transferred Funds in the Cash Custody Account to Subscriber by wire transfer in immediately available funds to the account specified by Subscriber. To the extent Subscriber elects to receive the Liquidation XRP Portion in XRP, Pubco will cause to be delivered Subscriber’s Liquidation XRP Portion to Subscriber at the wallet address specified by Subscriber in the signature page hereto. For the avoidance of doubt, the parties intend that the cash held in the Cash Custody Account (to the extent such Ripple Party Subscribers fund their subscriptions in cash) and all XRP held in the XRP Custody Wallet be beneficially owned by the Ripple Party Subscribers, the Advance Funding Subscribers and the Series C Subscriber until such time as any such XRP is released to Pubco upon the Transaction Closing or returned to the Ripple Party Subscribers, the Advance Funding Subscribers and the Series C Subscriber.

(e) Subject to Section 2(d):

(i) until the Completion Date, the Company and Pubco covenant that the Custody XRP shall not be sold, transferred, pledged, hypothecated, or otherwise used as collateral to secure any indebtedness or obligation, and shall remain free and clear of all liens, charges, and encumbrances; and

(ii) the Custody XRP may not be released from the XRP Custody Wallet until (i) the earlier of either the (A) Completion Date or (B) termination of the BCA in accordance with its terms and (ii) such release has been authorized by the Authorized Persons (as defined below) designated by Pubco and SPAC to the XRP Custodian.

(f) The Company and SPAC must jointly authorize the release of the Custody XRP from the XRP Custody Wallet in accordance with this Section 2(f) through any of their respective authorized representatives (such representatives, the “Authorized Persons”). Any individual designated as an Authorized Person who is convicted of, or admits to, a “bad actor” disqualifying event described in Rule 506(d)(1)(i)-(viii) of the Securities Act (a “Disqualification Event”) shall be automatically removed and shall no longer serve as an Authorized Person. Upon becoming aware of any Disqualification Event affecting one its Authorized Persons, the applicable party shall promptly deliver written notice to the other party and to the XRP Custodian, which notice shall identify the Authorized Person to be removed and the name and contact information of the replacement Authorized Person.

(g) Pubco, the Company, SPAC and Subscriber acknowledge and agree that, for U.S. federal and applicable state, local and non-U.S. income tax purposes: (i)(A) the Subscription for the Subscribed Shares (in the event Subscriber’s Liquidation XRP Portion is not returned pursuant to Section 2(d) and Subscriber participates in the Transaction Closing), (B) any other subscriptions of Shares effected pursuant to the Ripple Party Subscription Agreements, the Advance Funding Subscription Agreements, the Delayed Funding Subscription Agreements and the Series C Subscription Agreement and (C) the Mergers, taken together, are undertaken pursuant to an integrated plan and constitute a single, integrated transaction among the parties and are intended to be treated for U.S. federal and applicable state and local income tax purposes as exchanges to which Section 351(a) (and, as applicable, Section 351(b) or Section 357(c) of the Code) apply; (ii)(A) the Subscription for the Subscribed Units (in the event Subscriber’s Liquidation XRP Portion is not returned pursuant to Section 2(d) and Subscriber participates in the Transaction Closing) and (B) any subscription of Company Units contemplated by the Other Ripple Party Subscription Agreements will each be treated as a contribution with respect to which no gain or loss is recognized under Section 721(a) of the Code; (iii) the Subscriber is intended to be treated as the owner of Subscriber’s portion of any cash in the Cash Custody Account and/or Custody XRP in the Custody XRP Wallet until the occurrence of either (A) the

Transaction Closing (in which case such portion is intended to be treated as transferred from the Subscriber to Pubco or the Company, as the case may be, with the Subscription being treated at such time as set forth in Section 2(g)(i)(A) or Section 2(g)(ii), as applicable) or (B) the return to the Subscriber of the Liquidation XRP Portion (in which case Subscriber is intended to be treated as continuing to own such portion) and (iv) any income (or gain or loss) with respect to or resulting from the cash or XRP (or conversion of XRP into cash) treated as owned by the Subscriber pursuant to the foregoing clause (iii) shall be allocated (and reported to), and taken into account by, the Subscriber (clauses (i)-(iv), the “Intended Tax Treatment”). Pubco, the Company, SPAC and Subscriber agree to file, or cause to be filed, all income and withholding tax returns in a manner consistent with, and not to take any income or withholding tax position that is inconsistent with, the Intended Tax Treatment unless required by a determination within the meaning of Section 1313(a) of the Code.

Section 3. Closing Adjustment. Immediately prior to the Transaction Closing, for purposes of determining the number of Subscribed Equity Interests, Pubco shall calculate the number of Adjustment Equity Interests issuable to the Subscriber. For purposes of this Agreement, if the Closing Date XRP Token VWAP (as defined below) is greater than the Signing Date XRP Token VWAP, “Adjustment Equity Interests” shall mean such number of Equity Interests equal to the product of (i) the number of Initial Subscribed Equity Interests issuable to such Subscriber and (ii) the difference between (1) the quotient of the Closing Date XRP Token VWAP and the Signing Date XRP Token VWAP and (2) one. For the avoidance of doubt, if the Closing Date XRP Token VWAP is less than or equal to the Signing Date XRP Token VWAP, the number of Adjustment Equity Interests shall equal zero. For purposes of this Agreement, “Closing Date XRP Token VWAP” means the VWAP of XRP denominated in USD as calculated using the CME CF Cryptocurrency benchmark over the seventy-two hour period ending at 5:00 pm New York City time on the date immediately prior to the Completion Date. For the avoidance of doubt, no fractional Adjustment Equity Interests shall be issued, and any fractional Adjustment Equity Interest otherwise issuable shall be rounded down to the nearest whole share.

Section 4. SPAC, Pubco and Company Representations and Warranties. Each of (i) SPAC, solely with respect to the representations and warranties set forth below relating to SPAC, (ii) Pubco, solely with respect to the representations and warranties set forth below relating to Pubco, and (iii) the Company, solely with respect to the representations and warranties set forth below relating to the Company, represents and warrants to Subscriber as of the date hereof, that:

(a) SPAC (i) is validly existing and in good standing under the laws of its jurisdiction of incorporation, (ii) has the requisite corporate power and authority to own, lease and operate its properties, to carry on its business as it is now being conducted and to enter into and perform its obligations under this Subscription Agreement, and (iii) is duly licensed or qualified to conduct its business and, if applicable, is in good standing under the laws of each jurisdiction (other than its jurisdiction of incorporation) in which the conduct of its business or the ownership of its properties or assets requires such license or qualification, except, with respect to the foregoing clause (iii), where the failure to be in good standing would not reasonably be expected to have a SPAC Material Adverse Effect. For purposes of this Subscription Agreement, a “SPAC Material Adverse Effect” means an event, change, development, occurrence, condition or effect with respect to SPAC that, individually or in the aggregate, would reasonably be expected to have a material adverse effect on SPAC’s ability to consummate the transactions contemplated by this Subscription Agreement.

(b) Pubco (i) is validly existing under the laws of the State of Nevada, (ii) has the requisite corporate power and authority to own, lease and operate its properties and to conduct its business as it is now being conducted, and (iii) is duly licensed or qualified and in good standing (to the extent applicable) in all jurisdictions in which its ownership of property or character of its activities is such as to require it to be so licensed or qualified, except, with respect to the foregoing clause (iii), where the failure to be so licensed or qualified has not and would not, individually or in the aggregate, reasonably be expected to have a Pubco Material Adverse Effect. For purposes of this Subscription Agreement, a “Pubco Material Adverse Effect” means an event, change, development, occurrence, condition or effect with respect to Pubco that, individually or in the aggregate, would reasonably be expected to have a material adverse effect on Pubco’s ability to consummate the transactions contemplated by this Subscription Agreement.

(c) The Company (i) is validly existing under the laws of the State of Delaware, (ii) has the requisite limited liability company power and authority to own, lease and operate its properties and to conduct its business as it is now being conducted, and (iii) is duly licensed or qualified and in good standing (to the extent applicable) in all jurisdictions in which its ownership of property or character of its activities is such as to require it to be so licensed or qualified, except, with respect to the foregoing clause (iii), where the failure to be so licensed or qualified has not and would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect. For purposes of this Subscription Agreement, a “Company Material Adverse Effect” means an event, change, development, occurrence, condition or effect with respect to the Company that, individually or in the aggregate, would reasonably be expected to have a material adverse effect on the Company’s ability to consummate the transactions contemplated by this Subscription Agreement. The Company’s sole assets are XRP and cash paid in respect of the Subscription Price, which cash shall be used to purchase XRP in accordance with the terms of this Agreement.

(d) The issuance and sale of the Subscribed Equity Interests, when issued pursuant to this Subscription Agreement (subject to the receipt of the Subscription Price in accordance with the terms of this Subscription Agreement and, with respect to the Subscribed Shares, registration with Pubco’s transfer agent), will have been duly authorized by each of Pubco and the Company and, when issued and delivered to Subscriber (or its nominee in accordance with the Subscriber’s delivery instructions), will be validly issued, fully paid and free and clear of all liens or other restrictions (other than those arising under this Subscription Agreement or the BCA, Pubco’s amended and restated articles of incorporation, bylaws or other similar organizational documents (the “Pubco Organizational Documents”), the Company’s organizational documents, including the LLC Agreement (the “Company Organizational Documents”), or applicable securities laws), and will not have been issued in violation of, or subject to, any preemptive or similar rights created under the Pubco Organizational Documents (as in effect at such time of issuance) or under Chapter 78 of the Nevada Revised Statutes, or under the Company Organizational Documents (as in effect at such time of issuance) or under the Delaware Limited Liability Company Act, respectively.

(e) This Subscription Agreement has been duly authorized, validly executed and delivered by SPAC, Pubco and the Company, and assuming the due authorization, execution and delivery of the same by Subscriber, this Subscription Agreement constitutes the valid and legally binding obligation of SPAC, Pubco and the Company, enforceable against each of them in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium and similar laws affecting creditors generally and by the availability of equitable remedies (collectively, the “Enforceability Exceptions”).

(f) Assuming the accuracy of the representations and warranties of Subscriber set forth in Section 5, the execution and delivery of this Subscription Agreement by SPAC, the compliance by SPAC with all of the provisions of this Subscription Agreement applicable to SPAC and the consummation of the transactions contemplated herein will not (i) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any of the property or assets of SPAC pursuant to the terms of any indenture, mortgage, deed of trust, loan agreement, lease, license or other agreement or instrument to which SPAC is a party or by which SPAC is bound or to which any of the property or assets of SPAC is subject, (ii) conflict with or violate any provision of, or result in the breach of, SPAC’s amended and restated memorandum and articles of association (the “SPAC Organizational Documents”), or (iii) conflict with or result in any violation of any statute or any judgment, order, rule or regulation of any court or governmental authority with competent jurisdiction over SPAC or any of its properties except, in the case of clauses (i) and (iii), for such violations, conflicts, breaches, defaults or liens, charges or encumbrances which would not, individually or in the aggregate, reasonably be expected to have a SPAC Material Adverse Effect.

(g) Assuming the accuracy of the representations and warranties of Subscriber set forth in Section 5, the execution and delivery of this Subscription Agreement, the issuance of the Subscribed Shares hereunder, the compliance by Pubco with all of the provisions of this Subscription Agreement applicable to Pubco and the consummation of the transactions contemplated herein will not (i) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any of the property or assets of Pubco pursuant to the terms of any indenture, mortgage, deed of trust, loan agreement, lease, license or other agreement or instrument to which Pubco is a party or by which Pubco is bound or to which any of the property or assets of Pubco is subject, (ii) conflict with or violate any provision of, or result in the breach of, the Pubco Organizational Documents, or (iii) conflict with or result in any violation of any statute or any judgment, order, rule or regulation of any court or governmental authority with competent jurisdiction over Pubco or any of its properties except, in the case of clauses (i) and (iii), for such violations, conflicts, breaches, defaults or liens, charges or encumbrances which would not, individually or in the aggregate, reasonably be expected to have a Pubco Material Adverse Effect.

(h) Assuming the accuracy of the representations and warranties of Subscriber set forth in Section 5, the execution and delivery of this Subscription Agreement, the issuance of the Subscribed Units hereunder, the compliance by the Company with all of the provisions of this Subscription Agreement applicable to the Company and the consummation of the transactions contemplated herein will not (i) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any of the property or assets of the Company pursuant to the terms of any indenture, mortgage, deed of trust, loan agreement, lease, license or other agreement or instrument to which the Company is a party or by which the Company is bound or to which any of the property or assets of the Company is subject, (ii) conflict with or violate any provision of, or result in the breach of, the Company Organizational Documents, or (iii) conflict with or result in any violation of any statute or any judgment, order, rule or regulation of any court or governmental authority with competent jurisdiction over the Company or any of its properties except, in the case of clauses (i) and (iii), for such violations, conflicts, breaches, defaults or liens, charges or encumbrances which would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect.

(i) Assuming the accuracy of the representations and warranties of Subscriber set forth in Section 5, none of SPAC, Pubco or the Company is required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or governmental authority with competent jurisdiction, self-regulatory organization (including any stock exchange on which the Pubco Class A Common Stock will be listed (the “Stock Exchange”)) or other person in connection with the execution, delivery and performance of this Subscription Agreement, other than (i) filings required by applicable state securities laws, (ii) the filing of the Registration Statement (as defined below) pursuant to Section 6, (iii) filings required by the Securities Act of 1933, as amended (the “Securities Act”), the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules of the United States Securities and Exchange Commission (the “Commission”), including the registration statement on Form S-4 with respect to the Transactions and the proxy statement/prospectus included therein, (iv) filings required by the Stock Exchange, including with respect to obtaining SPAC shareholder approval of the Transactions and the listing of Pubco Class A Common Stock, (v) filings required to consummate the Transactions as provided under the BCA, (vi) filings in connection with or as a result of any publicly available written guidance, comments, requirements or requests of the SEC staff under the Securities Act (the “SEC Guidance”), (vii) filings in connection with the SPAC Domestication, and (viii) those the failure of which to obtain would not reasonably be expected to have a SPAC Material Adverse Effect, a Pubco Material Adverse Effect or a Company Material Adverse Effect, as applicable.

(j) Except for such matters as have not had and would not reasonably be expected to have a Pubco Material Adverse Effect, there is no (i) suit, action, proceeding or arbitration before a governmental authority or arbitrator with competent jurisdiction pending, or, to the knowledge of Pubco, threatened in writing against Pubco or (ii) judgment, decree, injunction, ruling or order of any governmental authority or arbitrator with competent jurisdiction outstanding against Pubco.

(k) Except for such matters as have not had and would not reasonably be expected to have a Company Material Adverse Effect, there is no (i) suit, action, proceeding or arbitration before a governmental authority or arbitrator with competent jurisdiction pending, or, to the knowledge of the Company, threatened in writing against the Company or (ii) judgment, decree, injunction, ruling or order of any governmental authority or arbitrator with competent jurisdiction outstanding against the Company.

(l) Assuming the accuracy of Subscriber’s representations and warranties set forth in Section 5, no registration under the Securities Act or any state securities (or Blue Sky) laws is required for the offer and sale of the Subscribed Equity Interests by each of Pubco and the Company to Subscriber.

(m) None of Pubco, the Company or any person acting on their behalf of has engaged or will engage in any form of general solicitation or general advertising (within the meaning of Regulation D) in connection with the offer or sale of the Subscribed Equity Interests. The Subscribed Equity Interests are not being offered in a manner involving a public offering under, or in a distribution in violation of, the Securities Act or any state securities laws. None of Pubco, the Company or any person acting on their behalf has, directly or indirectly, at any time within the past thirty (30) calendar days, (i) made any offer or sale of any security or solicitation of any offer to buy any security under circumstances that would eliminate the availability of the exemption from registration under Section 4(a)(2) of the Securities Act in connection with the offer and sale of the Subscribed Equity Interests as contemplated hereby or the Other Ripple Party Subscribed Equity Interests as contemplated by the Other Ripple Party Subscription Agreements, or (ii) offered or sold any securities that would reasonably be expected to subject the offer, issuance or sale of the Subscribed Equity Interests or the Other Ripple Party Subscribed Equity Interests, as contemplated hereby, to the registration provisions of the Securities Act.

(n) SPAC is in compliance in all material respects with, and has not received any written communication from, a governmental authority with competent jurisdiction that alleges that SPAC is not in compliance in all material respects with, or is in default or violation of, the applicable provisions of (i) the Securities Act and the Exchange Act, (ii) the rules and regulations of the Commission, and (iii) the rules of the Stock Exchange, except, in each case, where such non-compliance, default, or violation would not, individually or in the aggregate, reasonably be expected to have a SPAC Material Adverse Effect. For the avoidance of doubt, this representation and warranty shall not apply to the extent any of the foregoing matters arise from or relate to the SEC Guidance.

(o) Pubco is in compliance in all material respects with, and has not received any written communication from, a governmental authority with competent jurisdiction that alleges that Pubco is not in compliance in all material respects with, or is in default or violation of, the applicable provisions of (i) the Securities Act and the Exchange Act, (ii) the rules and regulations of the Commission, and (iii) the rules of the Stock Exchange, except, in each case, where such non-compliance, default, or violation would not, individually or in the aggregate, reasonably be expected to have a Pubco Material Adverse Effect. For the avoidance of doubt, this representation and warranty shall not apply to the extent any of the foregoing matters arise from or relate to the SEC Guidance.

(p) The Company is in compliance in all material respects with, and has not received any written communication from a governmental authority with competent jurisdiction that alleges that the Company is not in compliance in all material respects with, or is in default or violation of, any applicable provisions of (i) the Securities Act and the Exchange Act, (ii) the rules and regulations of the Commission, and (iii) any applicable rules of the Stock Exchange, except, in each case, where such non-compliance, default, or violation would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect. For the avoidance of doubt, this representation and warranty shall not apply to the extent any of the foregoing matters arise from or relate to the SEC Guidance.

(q) Upon the Transaction Closing, the Pubco Class A Common Stock will be registered pursuant to Section 12(b) of the Exchange Act and will be listed for trading on the Stock Exchange, and the Pubco Class A Common Stock will be approved for listing on the Stock Exchange or another national securities exchange, subject to official notice of issuance.

(r) No broker or finder is entitled to any brokerage or finder’s fee or commission solely in connection with the sale of the Subscribed Equity Interests to Subscriber.

(s) When issued, all issued and outstanding Pubco Class A Common Stock and Company Units will have been duly authorized and validly issued, will be fully paid and non-assessable and will not be subject to preemptive or similar rights. Other than the subsidiaries of Pubco to be formed after the date hereof pursuant to the BCA, neither Pubco nor the Company has no subsidiaries and does not own, directly or indirectly, interests or investments (whether equity or debt) in any person, whether incorporated or unincorporated. There are no shareholder agreements, voting trusts or other agreements or understandings to which Pubco or the Company is a party or by which either of them is bound relating to the voting of any Pubco Class A Common Stock, Pubco Class B Common Stock, Company Units or other equity interests in Pubco or the Company, other than as contemplated by the Company Organizational Documents, the BCA or as described in the forms, reports, schedules, statements, registration statements, prospectuses, and other documents filed or furnished as of the date hereof by SPAC with the Commission under the Securities Act and/or the Exchange Act (collectively, and together with any amendments, restatements or supplements thereto, the “SEC Documents”). There are no securities or instruments issued by or to which SPAC is a party containing anti-dilution or similar provisions that will be triggered, and not fully waived by the holder of such securities or instruments pursuant to a written agreement or consent, by the issuance of the Aggregate Ripple Party Equity Interests, in each case, that have not been or will not be validly waived on or prior to the Completion Date.

(t) All Subscription Agreements in respect of the Aggregate Ripple Party Equity Interests reflect the same Per Equity Interest Price and substantially the same other material terms and conditions with respect to the purchase of Equity Interests that are no more favorable in the aggregate to the Other Ripple Party Subscribers than the material terms of this Subscription Agreement are to the Subscriber (other than any terms particular to the regulatory requirements of such investor or its affiliates or related funds that are mutual funds or are otherwise subject to regulations related to the timing of funding and the issuance of the related Equity Interests).

(u) Neither Pubco nor the Company is, or immediately after receipt of payment for the Subscribed Equity Interests and the consummation of the Transaction Closing will be, subject to registration as an “investment company” under the meaning of the Investment Company Act.

(v) None of Pubco, the Company or any of their respective controlled affiliates (i) is, or will be at or immediately after the Transaction Closing, a person of a country of concern, as such term is defined in 31 C.F.R. § 850.221 (a “Covered Person”), (ii) directly or indirectly hold, or will hold at or immediately after the Transaction Closing, a board seat on, a voting or equity interest in, or any contractual power to direct or cause the direction of the management or policies of, any Covered Person, or (iii) is engaged, or has plans to engage, or will be engaged at or immediately after the Transaction Closing, directly or indirectly, in a “covered activity,” as such term is defined in 31 C.F.R. § 850.208.

Section 5. Subscriber Representations and Warranties. Subscriber represents and warrants to Pubco, the Company and SPAC, as of the date hereof and as of the Transaction Closing, that:

(a) If Subscriber is a legal entity, Subscriber (i) has been duly formed and is validly existing and in good standing under the laws of its jurisdiction of formation or incorporation and (ii) has the requisite power and authority to enter into, and perform its obligations under, this Subscription Agreement and the LLC Agreement. If Subscriber is an individual, Subscriber has the legal competence and capacity to enter into and perform its obligations under this Subscription Agreement and the LLC Agreement.

(b) If Subscriber is a legal entity, each of this Subscription Agreement and the LLC Agreement has been duly authorized, validly executed and delivered by Subscriber. If Subscriber is an individual, Subscriber’s signature is genuine and the signatory has the legal competence and capacity to execute this Subscription Agreement and the LLC Agreement. Assuming the due authorization, execution and delivery of the same by the applicable counterparties, each of this Subscription Agreement and the LLC Agreement shall constitute the valid and legally binding obligation of Subscriber, enforceable against Subscriber in accordance with its terms, subject to the Enforceability Exceptions.

(c) If Subscriber is paying the Subscription Price in XRP, (i) Subscriber has all rights, title and interest in and to the XRP to be contributed by it to Pubco pursuant to this Subscription Agreement, (ii) such XRP is held in a digital wallet held or operated by or on behalf of Subscriber at or by an appropriately regulated custodian and/or in accordance with industry-standard security practices (the “Subscriber Digital Wallet”) and neither such XRP nor such Subscriber Digital Wallet is subject to any liens, encumbrances or other restrictions, other than under the user agreement and/or terms and conditions associated with such Subscriber Digital Wallet, (iii) Subscriber has taken commercially reasonable steps to protect its Subscriber Digital Wallet and such XRP and (iv) Subscriber has the exclusive ability to control such Subscriber Digital Wallet, including by use of “private keys” or other equivalent means or through custody arrangements or other equivalent means.

(d) The execution, delivery and performance of each of this Subscription Agreement and the LLC Agreement, the purchase of the Subscribed Equity Interests hereunder, the compliance by Subscriber with all of the provisions of each of this Subscription Agreement and the LLC Agreement and the consummation of the transactions contemplated herein do not and will not (i) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any of the property or assets of Subscriber (or any of its subsidiaries, if Subscriber is a legal entity) pursuant to the terms of (i) any indenture, mortgage, deed of trust, loan agreement, lease, license or other agreement or instrument to which Subscriber or any of its subsidiaries is a party or by which Subscriber (or any of its subsidiaries, if Subscriber is a legal entity) is bound or to which any of the property or assets of Subscriber (or any of its subsidiaries, if Subscriber is a legal entity) is subject; (ii) if Subscriber is a legal entity, conflict with or violate any provision of, or result in the breach of, the articles of association, bylaws or other similar organizational documents of Subscriber (or any of its subsidiaries); or (iii) conflict with or result in any violation of any statute or any judgment, order, rule or regulation of any court or governmental authority, agency or body, domestic or foreign, having jurisdiction over Subscriber (or any of its subsidiaries, if Subscriber is a legal entity) or any of its properties (or the properties of any of its subsidiaries, if Subscriber is a legal entity) that, in the case of clauses (i) and (iii), would reasonably be expected, individually or in the aggregate, to have a Subscriber Material Adverse Effect. For purposes of this Subscription Agreement, a “Subscriber Material Adverse Effect” means an event, change, development, occurrence, condition or effect with respect to the Subscriber that, individually or in the aggregate, would reasonably be expected to materially impair or materially delay Subscriber’s ability or legal authority to perform its obligations under this Subscription Agreement, including the purchase of the Subscribed Equity Interests.

(e) Subscriber (i) is a “qualified institutional buyer” (as defined in Rule 144A under the Securities Act), an “accredited investor” (within the meaning of Rule 501(a)(1), (2), (3), or (7) under the Securities Act) satisfying the applicable requirements set forth on Annex C or Annex D hereto, or an institutional account as defined in FINRA Rule 4512(c), (ii) is an “institutional investor” (as defined in FINRA Rule 2111), (iii) if located or resident in a member state of the European Economic Area, is a “qualified investor” within the meaning of Article 2 of Regulation (EU) 2017/1129 (as amended, the “EU Prospectus Regulation”), (iv) if located or resident in the United Kingdom, is a “qualified investor” within the meaning of Article 2 of Regulation (EU) 2017/1129 as it forms part of domestic law in the United Kingdom by virtue of the European Union (Withdrawal) Act 2018 (the “UK Prospectus Regulation”) who is also (x) an investment professional falling within Article 19(5) of the Financial Services and Markets Act 2000 (Financial Promotion) Order 2005 (as amended, the “Order”); (y) a high net worth entity falling within Article 49(2)(a) to (d) of the Order; or (z) a person to whom an invitation or inducement to engage in investment activity (within the meaning of section 21 of the Financial Services and Markets Act 2000 (as amended, the “FSMA”)) in connection with the issue or sale of the Subscribed Equity Interests may be lawfully communicated or caused to be communicated, (v) is acquiring the Subscribed Equity Interests only for its own account and not for the account of others, or if Subscriber is subscribing for the Subscribed Equity Interests as a fiduciary or agent for one or more investor accounts, each owner of such account is a “qualified institutional buyer” (as defined in Rule 144A under the Securities Act) or an institutional “accredited investor” (within the meaning of Rule 501(a) under the Securities Act) and Subscriber has sole investment discretion with respect to each such account, and the full power and authority to make the acknowledgements, representations, warranties and agreements herein on behalf of each owner of each such account, and (vi) is not acquiring the Subscribed Equity Interests with a view to, or for offer or sale in connection with, any distribution thereof in violation of the Securities Act or other applicable securities laws; and shall provide or has provided Pubco and the Company with the requested information on Annex C or Annex D following the signature page hereto. Subscriber is not an entity formed for the specific purpose of acquiring the Subscribed Equity Interests.

(f) Subscriber (i) is an institutional account as defined in FINRA Rule 4512(c), (ii) is a sophisticated investor, experienced in investing in business transactions and capable of evaluating investment risks independently, both in general and with regard to all transactions and investment strategies involving a security or securities and (iii) has exercised independent judgment in evaluating its participation in the purchase of the Subscribed Equity Interests. Accordingly, Subscriber acknowledges that the offering meets (i) the exemptions from filing under FINRA Rule 5123(b)(1)(A), (C) or (J) and (ii) the institutional customer exemption under FINRA Rule 2111(b).

(g) Subscriber acknowledges and agrees that the Subscribed Equity Interests are being offered in a transaction not involving any public offering within the meaning of the Securities Act and that the Subscribed Equity Interests have not been registered under the Securities Act and that Pubco, the Company and SPAC are not required to register the Subscribed Equity Interests except as set forth in Section 6. Subscriber acknowledges and agrees that the Subscribed Equity Interests may not be offered, resold, transferred, pledged or otherwise disposed of by Subscriber absent an effective registration statement under the Securities Act, except (i) to Pubco or a subsidiary thereof, (ii) pursuant to an applicable exemption from the registration requirements of the Securities Act, and, in each of clauses (i)-(ii), in accordance with any applicable securities laws of the states and other jurisdictions of the United States, and that any certificates or account entries representing the Subscribed Equity Interests shall contain a restrictive legend to such effect. Subscriber acknowledges and agrees that the Subscribed Equity Interests will be subject to these securities law transfer restrictions, and as a result of these transfer restrictions, Subscriber may not be able to readily offer, resell, transfer, pledge or otherwise dispose of the Subscribed Equity Interests and may be required to bear the financial risk of an investment in the Subscribed Equity Interests for an indefinite period of time. Subscriber acknowledges and agrees that, unless the Subscribed Shares (or the Pubco Class A Common Stock issued in exchange for such Subscribed Units) are earlier registered on a Registration Statement, the Subscribed Shares (or the Pubco Class A Common Stock issued in exchange for such Subscribed Units) will not be eligible for offer, resale, transfer, pledge or disposition pursuant to Rule 144 promulgated under the Securities Act (“Rule 144”) until at least (x) with respect to the Subscribed Units, one year following the date hereof, and (y) with respect to the Subscribed Shares, one year from the date Pubco is subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act, among other requirements. Subscriber acknowledges and agrees that it has been advised to consult legal counsel prior to making any offer, resale, pledge or transfer of any of the Subscribed Equity Interests.

(h) Subscriber understands and agrees that Subscriber is purchasing the Subscribed Equity Interests directly from Pubco and/or the Company, as applicable. Subscriber further acknowledges that there have not been, and Subscriber hereby agrees that it is not relying on, any representations, warranties, covenants or agreements made to Subscriber by Pubco, the Company, SPAC or any of their respective affiliates or any of such person’s or its or their respective affiliates’ control persons, officers, directors, partners, members, managing members, managers, agents, employees or other representatives, legal counsel, financial or tax advisors, accountants or agents (collectively, “Representatives”), any other party to the Transactions or any other person or entity, expressly or by implication, other than those representations, warranties, covenants and agreements of Pubco and the Company expressly set forth in this Subscription Agreement and the LLC Agreement, and Subscriber is not relying on any other purported representations, warranties, covenants, agreements or statements (including by omission), which are hereby disclaimed by Subscriber.

(i) In making its decision to purchase the Subscribed Equity Interests, Subscriber represents that it has relied solely upon an independent investigation made by Subscriber and Pubco’s, the Company’s and SPAC’s respective representations in this Subscription Agreement. Subscriber has not relied on any statements or other information provided by or on behalf of Pubco or the Company concerning the Company, SPAC, Pubco, the Subscribed Equity Interests or the Subscription, and has been offered the opportunity to ask questions of Pubco and the Company and has received answers thereto, including on the financial information, as Subscriber deemed necessary in connection with its decision to purchase the Subscribed Equity Interests. Subscriber acknowledges and agrees that Subscriber has had access to, has received, and has had an adequate opportunity to review, such financial and other information as Subscriber deems necessary in order to make an investment decision with respect to the Subscribed Equity Interests, including with respect to the Company, SPAC, Pubco and the Transactions, and Subscriber has made its own assessment and is satisfied concerning the relevant financial, tax and other economic considerations relevant to Subscriber’s investment in the Subscribed Equity Interests. Without limiting the generality of the foregoing, Subscriber acknowledges that it has reviewed SPAC’s filings with the Commission. Subscriber represents and agrees that Subscriber and Subscriber’s professional advisor(s), if any, have had the full opportunity to ask such questions, receive such answers and obtain such information as Subscriber and Subscriber’s professional advisor(s), if any, have deemed necessary to make an investment decision with respect to the Subscribed Equity Interests, including but not limited to information concerning the Company, SPAC, Pubco, the BCA, and the Subscription. Subscriber acknowledges that certain information provided to it by the Company and Pubco was based on projections, and such projections were prepared based on assumptions and estimates that are inherently uncertain and are subject to a wide variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the projections. Subscriber also acknowledges that the information provided to Subscriber was preliminary and subject to change, including in the registration statement and the proxy statement and/or prospectus that will be filed with the Commission in connection with the Transactions.

(j) Subscriber acknowledges and agrees that none of the Company, SPAC, Pubco, nor their respective affiliates or any of such person’s or its or their respective affiliates’ Representatives has provided Subscriber with any advice with respect to the Subscribed Equity Interests. Other than as set forth herein, none of SPAC, Pubco, the Company or any of their respective affiliates or Representatives has made or makes any representation or warranty, whether express or implied, of any kind or character as to the Company, SPAC, Pubco or the quality or value of the Subscribed Equity Interests.

(k) Subscriber acknowledges that (i) Citigroup Global Markets Inc. (“Citi”) is not acting as placement agent, as underwriter or in any other capacity in connection with the sale of Subscribed Equity Interests pursuant to this Subscription Agreement; nor is Citi making any recommendation to the Subscriber in respect of the purchase of the Subscribed Equity Interests, and (ii) Citi shall not deem the Subscriber to be a “retail investor” or “retail customer” of Citi for purposes of either Securities and Exchange Commission Form CRS or Regulation Best Interest.

(l) Subscriber became aware of this offering of the Subscribed Equity Interests solely by means of direct contact between Subscriber, on the one hand, and Pubco and the Company (and their respective Representatives), on the other, and the Subscribed Equity Interests were offered to Subscriber solely by direct contact between Subscriber, on the one hand, and Pubco and the Company (and their respective Representatives), on the other, or their respective affiliates. Subscriber did not become aware of this offering of the Subscribed Equity Interests, nor were the Subscribed Equity Interests offered to Subscriber, by any other means, and none of the Company, SPAC or Pubco or their respective Representatives acted as investment advisor, broker or dealer to Subscriber. Subscriber acknowledges that the Subscribed Equity Interests (i) were not offered by any form of general solicitation or general advertising (within the meaning of Regulation D of the Securities Act) and (ii) are not being offered in a manner involving a public offering under, or in a distribution in violation of, the Securities Act, or any state securities laws.

(m) Subscriber acknowledges that it is aware that there are substantial risks incident to the purchase and ownership of the Subscribed Equity Interests, including those set forth in the SEC Documents and other material to be provided by or on behalf of Pubco or the Company to Subscriber. Subscriber is able to fend for itself in the transactions contemplated herein and has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Subscribed Equity Interests, and Subscriber has had an opportunity to seek, and has sought, such accounting, legal, business and tax advice as Subscriber has considered necessary to make an informed investment decision.

(n) Without limiting the representations, warranties and covenants set forth in this Agreement, alone, or together with any professional advisor(s), Subscriber represents and acknowledges that Subscriber has adequately analyzed and fully considered the risks of an investment in the Subscribed Equity Interests and determined that the Subscribed Equity Interests are a suitable investment for Subscriber and that Subscriber is able at this time and in the foreseeable future to bear the economic risk of a total loss of Subscriber’s investment in Pubo or the Company. Subscriber acknowledges specifically that a possibility of total loss exists.

(o) Subscriber understands and agrees that no federal or state agency has passed upon or endorsed the merits of the offering of the Subscribed Equity Interests or made any findings or determination as to the fairness of an investment in Subscribed Equity Interests.

(p) Neither the Subscriber nor any of its affiliates, officers, directors, managers, managing members, general partners or any other person acting in a similar capacity or carrying out a similar function is (i) a person (including individual or entity) that is the target or the subject of economic or financial sanctions or trade embargoes imposed, administered or enforced from time to time by relevant governmental authorities with competent jurisdiction, including, but not limited to those administered by the U.S. government through the Office of Foreign Assets Control of the U.S. Department of the Treasury (“OFAC”) and the U.S. Department of State, the United Nations Security Council, the European Union or any EU member state, or the United Kingdom (including His Majesty’s Treasury of the United Kingdom) (collectively, “Sanctions”), (ii) a person or entity listed on the List of Specially Designated Nationals and Blocked Persons administered by OFAC, or in any Executive Order issued by the President of the United States and administered by OFAC, or any other any Sanctions-related list of sanctioned persons maintained by OFAC, the Department of Commerce or the U.S. Department of State, the United Nations Security Council, the European Union, any EU member state, or the United Kingdom; (iii) a “designated national,” as defined in the Cuban Assets Control Regulations, 31

C.F.R. Part 515, (iv) organized, incorporated, established, located, resident or the government, including any political subdivision, agency, or instrumentality thereof, of, Cuba, Iran, North Korea, Syria, the Crimea region of Ukraine, the so-called Donetsk People’s Republic, or the so-called Luhansk People’s Republic regions of Ukraine, as well as the non-controlled regions of the oblasts of Zaporizhzhia and Kherson or any other country or territory embargoed or subject to substantial trade restrictions by the United States, the European Union or any individual European Union member state, or the United Kingdom; (v) directly or indirectly owned or controlled (as ownership and control are defined and interpreted under applicable sanctions), or acting on behalf or at the direction of, any such person or persons described in any of the foregoing clauses (i) through (v), except in each case as permitted under Sanctions laws; or (vi) a non-U.S. institution that accepts currency for deposit and that has no physical presence in the jurisdiction in which it is incorporated or in which it is operating, as the case may be, and is unaffiliated with a regulated financial group that is subject to consolidated supervision (a “non-U.S. shell bank”) or providing banking services indirectly to a non-U.S. shell bank (collectively, clauses (i) through (vi), a “Prohibited Investor”). Subscriber agrees to provide law enforcement agencies, if requested thereby, such records as required by applicable law; provided that Subscriber is permitted to do so under applicable law. Subscriber represents that (i) if it is a financial institution subject to the Bank Secrecy Act (31 U.S.C. Section 5311 et seq.), as amended by the USA PATRIOT Act of 2001, and its implementing regulations (collectively, the “BSA/PATRIOT Act”), that Subscriber, directly or indirectly through a third-party administrator, maintains policies and procedures to ensure compliance with its obligations under the BSA/PATRIOT Act, and (ii) to the extent required, directly or indirectly through a third-party administrator, it maintains policies and procedures reasonably designed to ensure compliance with the anti-corruption and anti-money laundering-related laws administered and enforced by other governmental authorities with competent jurisdiction. Subscriber also represents and warrants that it maintains policies and procedures reasonably designed to ensure compliance with Sanctions. Subscriber further represents and warrants that (i) none of the funds held by Subscriber and used to purchase the Equity Interests are or will be derived from transactions directly or indirectly with or for the benefit of any Prohibited Investor, (ii) such funds are from legitimate sources and do not constitute the proceeds of criminal conduct or criminal property, (iii) such funds do not originate from and have not been routed through an account maintained at a non-U.S. shell bank and (iv) it maintains policies and procedures reasonably designed to ensure the funds held by Subscriber and used to purchase the Equity Interests were legally derived and were not obtained, directly or indirectly, from a Prohibited Investor or from or through a non-U.S. shell bank.

(q) No foreign person (as defined in 31 C.F.R. Part 800.224) in which the national or subnational governments of a single foreign state have a substantial interest (as defined in 31 C.F.R. Part 800.244) will acquire a substantial interest in either Pubco or the Company as a result of the purchase and sale of Subscribed Equity Interests hereunder, and no foreign person will have control (as defined in 31 C.F.R. Part 800.208) over either Pubco or the Company from and after the date hereof as a result of the purchase and sale of Subscribed Equity Interests hereunder.

(r) If Subscriber is an employee benefit plan that is subject to Title I of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), a plan, an individual retirement account or other arrangement that is subject to section 4975 of the Code or an employee benefit plan that is a governmental plan (as defined in section 3(32) of ERISA), a church plan (as defined in section 3(33) of ERISA), a non-U.S. plan (as described in section 4(b)(4) of ERISA) or other plan that is not subject to the foregoing but may be subject to provisions under any other federal, state, local, non-U.S. or other laws or regulations that are similar to such provisions of ERISA or the Code, or an entity whose underlying assets are considered to include “plan assets” of any such plan, account or arrangement (each, a “Plan”) subject to the fiduciary or prohibited transaction provisions of ERISA or section 4975 of the Code, Subscriber represents and warrants that (i) it has not relied on SPAC, the Company, Pubco or any of their respective affiliates (the “Transaction Parties”) for investment advice or as the Plan’s fiduciary with respect to its decision to acquire and hold the Subscribed Equity Interests, and none of the Transaction Parties shall at any time be relied upon as the Plan’s fiduciary with respect to any decision to acquire, continue to hold or transfer the Subscribed Equity Interests and (ii) the acquisition and holding of the Subscribed Equity Interests will not constitute or result in a non-exempt prohibited transaction under ERISA, section 4975 of the Code or any applicable similar law.

(s) Subscriber has or has commitments to have and, when required to deliver payment pursuant to Section 1, Subscriber will have sufficient immediately available funds or XRP (as applicable) to pay the Subscription Price pursuant to Section 1. Subscriber is an entity having total liquid assets and net assets in excess of the Subscription Price as of the date hereof and as of each date the Subscription Price would be required to be funded to each of Pubco or the Company pursuant to Section 1.

(t) Subscriber acknowledges that it is not relying upon, and has not relied upon, any statement, representation or warranty made by any person, firm or corporation (including, without limitation, Pubco, the Company or SPAC, or any of their respective affiliates or Representatives), other than the representations and warranties of Pubco, the Company and SPAC contained in Section 4, in making its investment or decision to invest in each of Pubco and the Company. Subscriber agrees that no Other Ripple Party Subscriber pursuant to an Other Ripple Party Subscription Agreement or any other agreement related to the private placement of Equity Interests (including the controlling persons, officers, directors, partners, agents or employees of any such Subscriber) shall be liable (including, without limitation, for or with respect to any losses, claims, damages, obligations, penalties, judgments, awards, liabilities, costs, expenses or disbursements incurred by such person or entity), whether in contract, tort or otherwise, or have any liability or obligation to Subscriber or any Other Ripple Party Subscriber, or any person claiming through Subscriber or any Other Ripple Party Subscriber, pursuant to this Subscription Agreement or related to the private placement of the Subscribed Equity Interests, the negotiation hereof or the subject matter hereof, or the transactions contemplated hereby, for any action heretofore or hereafter taken or omitted to be taken by any of the foregoing in connection with the purchase of the Subscribed Equity Interests.

(u) No broker, finder or other financial consultant is entitled to any brokerage or finder’s fee or commission to be paid by Subscriber solely in connection with the sale of the Subscribed Equity Interests to Subscriber or has acted on behalf of Subscriber in connection with this Subscription Agreement or the transactions contemplated hereby in such a way as to create any liability on Pubco, the Company or SPAC.

(v) Subscriber acknowledges that (i) Pubco, the Company and SPAC currently may have, and later may come into possession of, information regarding Pubco, the Company or Ripple that is not known to the Subscriber and that may be material to a decision to enter into this transaction to purchase the Subscribed Equity Interests (“Excluded Information”), (ii) the Subscriber has determined to enter into this transaction to purchase the Subscribed Equity Interests notwithstanding its lack of knowledge of the Excluded Information, and (iii) none of Pubco, the Company or SPAC shall have liability to the Subscriber, and Subscriber hereby, to the extent permitted by law, waives and releases any claims it may have against Pubco, the Company and SPAC with respect to the non-disclosure of the Excluded Information.

(w) At all times on or prior to the Completion Date, Subscriber has no binding commitment to dispose of, or otherwise transfer (directly or indirectly), any of the Subscribed Equity Interests, other than binding commitments it may have to transfer and/or pledge such Subscribed Equity Interests upon the Transaction Closing to a prime broker under and in accordance with its prime brokerage agreement with such broker.

(x) Subscriber hereby agrees that neither it, nor any person or entity acting on its behalf or pursuant to any understanding with Subscriber, shall, directly or indirectly, engage in any hedging activities or execute any Short Sales with respect to the securities of SPAC, Pubco or the Company from the date of this Subscription Agreement until the Transaction Closing or the earlier termination of this Subscription Agreement in accordance with its terms. “Short Sales” shall mean all “short sales” as defined in Rule 200 of Regulation SHO under the Exchange Act and all short positions effected through any direct or indirect stock pledges (other than pledges in the ordinary course of business as part of prime brokerage arrangements), forward sale contracts, options, puts, calls, swaps and similar arrangements (including on a total return basis), short sales or other short transactions through non-U.S. broker dealers or foreign regulated brokers. Notwithstanding the foregoing, (i) nothing herein shall prohibit other entities under common management with Subscriber from entering into any Short Sales and (ii) in the case of a Subscriber that is a multi-managed investment vehicle whereby separate portfolio managers manage separate portions of such Subscriber’s assets, the covenant set forth above shall only apply with respect to the portion of assets managed by the portfolio manager that made the investment decision to enter into the Subscription, subject in each of clauses (i) and (ii), to the obligations of Subscriber and such other entities under applicable law.

(y) Subscriber is not currently (and at all times through the Transaction Closing will refrain from being or becoming) a member of a “group” (within the meaning of Section 13(d)(3) or Section 14(d)(2) of the Exchange Act, or any successor provision), including any group acting for the purpose of acquiring, holding or disposing of equity securities of SPAC, Pubco or the Company (within the meaning of Rule 13d-5(b)(1) under the Exchange Act).

(z) Subscriber will not acquire a substantial interest (as defined in 31 C.F.R. Part 800.244) in Pubco or the Company as a result of the purchase and sale of the Subscribed Equity Interests.

(aa) Subscriber acknowledges its obligations under applicable securities laws with respect to the treatment of non-public information relating to SPAC, Pubco and the Company.

(bb) Subscriber covenants that neither it, nor any affiliate acting on its behalf or pursuant to any understanding with it, has executed or will execute any purchases or sales of any of securities of SPAC during the period that commenced at the time that Subscriber first learned of the transactions contemplated hereunder and ending at such time that the transactions contemplated by this Subscription Agreement are first publicly announced pursuant to the initial press release as described in Section 9(u). Subscriber covenants that until such time as the transactions contemplated by this Subscription Agreement are publicly disclosed by SPAC pursuant to the initial press release as described in Section 9(u), Subscriber will maintain the confidentiality of the existence and terms of the Subscription and the Transactions and the transactions contemplated hereby. Notwithstanding the foregoing and notwithstanding anything contained in this Subscription Agreement to the contrary, SPAC, Pubco and the Company expressly acknowledge and agree that Subscriber shall have no duty of confidentiality as set forth in this Section 5(cc) to Pubco after the issuance of the initial press release as described in Section 9(u). Notwithstanding the foregoing, in the case that Subscriber is a multi-managed investment vehicle whereby separate portfolio managers manage separate portions of Subscriber’s assets and the portfolio managers have no direct knowledge of the investment decisions made by the portfolio managers managing other portions of Subscriber’s assets, the covenant set forth above shall only apply with respect to the portion of assets managed by the portfolio manager that made the investment decision to purchase the Subscribed Equity Interests covered by this Subscription Agreement.

(cc) Subscriber acknowledges and understands that XRP is a volatile asset and the value of the Custody XRP that may be returned to Subscriber hereunder may be less than the value of the Subscription Price initially transferred to the Cash Custody Account.

(dd) Subscriber covenants that it will enter into a Lock-Up Agreement concurrently with the Transaction Closing in substantially the form attached as Exhibit A hereto.

Section 6. Registration of Subscribed Equity Interests.

(a) Subject to Section 6(b), Pubco agrees that, as soon as practicable but in no event later than thirty (30) calendar days following the Completion Date, Pubco will file with the Commission (at Pubco’s sole cost and expense) a registration statement registering the resale of the Subscribed Shares and a number of shares of Pubco Class A Common Stock issuable upon conversion of Subscribed Units in accordance with the LLC Agreement and that are eligible for registration (determined as of two Business Days prior to such filing) (the “Registrable Securities” and such registration statement, the “Registration Statement”), and Pubco shall use its commercially reasonable efforts to have the Registration Statement declared effective as soon as practicable after the filing thereof, but in any event no later than seventy five (75) calendar days after the Completion Date (the “Effectiveness Deadline”); provided that the Effectiveness Deadline shall be extended by a maximum of ninety (90) calendar days after the Completion Date if the Registration Statement is reviewed by, and comments thereto are provided from, the Commission; provided, further, that Pubco shall request the Registration Statement declared effective promptly after the date Pubco is notified (orally or in writing, whichever is earlier) by the staff of the Commission that the Registration Statement will not be “reviewed” or will not be subject to further review; provided, further, that (i) if the Effectiveness Deadline falls on a Saturday, Sunday or other day that the Commission is closed for business, the Effectiveness

Deadline shall be extended to the next Business Day on which the Commission is open for business and (ii) if the Commission is closed for operations due to a government shutdown, the Effectiveness Deadline shall be extended by the same number of calendar days as the number of calendar days during which the Commission remains closed. Pubco will provide a draft of the Registration Statement to Subscriber as promptly as reasonably practicable after the Completion Date, and in any event at least five (5) Business Days in advance of the date of filing the Registration Statement with the Commission. Unless otherwise agreed to in writing by Subscriber prior to the filing of the Registration Statement, Subscriber shall not be identified as a statutory underwriter in the Registration Statement unless the Commission requests that Subscriber be identified as a statutory underwriter; provided that if the Commission requests that Subscriber be identified as a statutory underwriter in the Registration Statement, Subscriber will have the opportunity to withdraw from the Registration Statement upon its prompt written request to Pubco. Notwithstanding the foregoing, if the Commission or its regulations prevent Pubco from including any or all of the Registrable Securities proposed to be registered under the Registration Statement due to limitations on the use of Rule 415 of the Securities Act for the resale of the Registrable Securities by the applicable stockholders or otherwise, such Registration Statement shall register for resale such number of Registrable Securities which is equal to the maximum number of Registrable Securities as is permitted by the Commission. In such event, the number of Registrable Securities shall be reduced pro rata among all such selling stockholders and as promptly as practicable after being permitted to register additional Registrable Securities under Rule 415 under the Securities Act, Pubco shall amend the Registration Statement or file one or more new Registration Statement(s) (with such amendment or new Registration Statement also being deemed to be a “Registration Statement” hereunder) to register such additional Registrable Securities and use commercially reasonable efforts to cause such amendment or Registration Statement(s) to become effective as promptly as practicable after the filing thereof, but in any event no later than thirty (30) calendar days after the filing of such Registration Statement (the “Additional Effectiveness Deadline”); provided that the Additional Effectiveness Deadline shall be extended to seventy five (75) calendar days after the filing of such Registration Statement, including any new Registration Statement or amended Registration Statement, if such Registration Statement is reviewed by, and comments thereto are provided from, the Commission; provided, further, that Pubco shall request that such Registration Statement be declared effective promptly after the date Pubco is notified (orally or in writing, whichever is earlier) by the staff of the Commission that such Registration Statement will not be “reviewed” or will not be subject to further review; provided, further, that (i) if such day falls on a Saturday, Sunday or other day that the Commission is closed for business, the Additional Effectiveness Deadline shall be extended to the next Business Day on which the Commission is open for business and (ii) if the Commission is closed for operations due to a government shutdown, the Effectiveness Deadline shall be extended by the same number of calendar days as the number of calendar days during which the Commission remains closed. Any failure by Pubco to file a Registration Statement by the Effectiveness Deadline or Additional Effectiveness Deadline shall not otherwise relieve Pubco of its obligations to file or effect a Registration Statement as set forth in this Section 6.

(b) Pubco agrees that, except for such times as Pubco is permitted hereunder to suspend the use of the prospectus forming part of a Registration Statement, Pubco will use its commercially reasonable efforts to cause such Registration Statement to remain effective with respect to Subscriber, including to prepare and file any post-effective amendment to such Registration Statement or a supplement to the related prospectus such that the prospectus will not include any untrue statement or a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, until the earliest to occur of (i) the date on which Subscriber ceases to hold any Registrable Securities issued pursuant to this Subscription Agreement, (ii) the first date on which Subscriber can sell all of its Registrable Securities issued pursuant to this Subscription Agreement (or shares received in exchange therefor) under Rule 144 of the Securities Act without limitation as to the manner of sale or the amount of such securities that may be sold and without the requirement for Pubco to be in compliance with the current public information required under Rule 144(c)(1) (or Rule 144(i)(2), if applicable), and (iii) three years from the date of effectiveness of the Registration Statement (the earliest of clauses (i) through (iii), the “End Date”). Prior to the End Date, Pubco (i) will use commercially reasonable efforts to obtain the withdrawal of any order suspending the effectiveness of any Registration Statement as soon as reasonably practicable; (ii) file all reports, and provide all customary and reasonable cooperation, necessary to enable Subscriber to resell Registrable Securities pursuant to the Registration Statement; and (iii) qualify the Registrable Securities for listing on the Stock Exchange and update or amend the Registration Statement as necessary to include Registrable Securities. Pubco will use its commercially reasonable efforts to (A) for so long as Subscriber holds Registrable Securities, make and keep public information available (as those terms are understood and defined in Rule 144) and file with the Commission in a timely manner all reports and other documents required of Pubco under the Exchange Act so long as Pubco remains subject to such requirements to enable Subscriber to resell the Registrable Securities pursuant to Rule 144, (B) at the reasonable request of Subscriber, deliver all the necessary documentation to cause Pubco’s transfer agent to remove all restrictive legends from any Registrable Securities being sold under the Registration Statement or pursuant to Rule 144 at the time of sale of the Registrable Securities, and (C) cause its legal counsel to deliver to the transfer agent the necessary legal opinions required by the transfer agent, if any, in connection with the instruction under clause (B) upon the receipt of Subscriber representation letters and such other customary supporting documentation as requested by (and in a form reasonably acceptable to) such counsel. Subscriber agrees to disclose its beneficial ownership, as determined in accordance with Rule 13d-3 of the Exchange Act, of Registrable Securities to Pubco (or its successor) as may be reasonably required to enable Pubco to make the determination described above.

(c) Pubco’s obligations to include the Registrable Securities in the Registration Statement are contingent upon Subscriber furnishing in writing to Pubco a completed selling stockholder questionnaire in customary form that contains such information regarding Subscriber, the securities of Pubco held by Subscriber and the intended method of disposition of the Registrable Securities as shall be reasonably requested by Pubco to effect the registration of the Registrable Securities, and Subscriber shall execute such documents in connection with such registration as Pubco may reasonably request that are customary of a selling stockholder in similar situations, including providing that Pubco shall be entitled to postpone and suspend the effectiveness or use of the Registration Statement (i) during any customary blackout or similar period or as permitted hereunder and (ii) as may be necessary in connection with the preparation and filing of a post-effective amendment to the Registration Statement following the filing of Pubco’s Annual Report on Form 10-K for its first completed fiscal year following the effective date of the Registration Statement; provided that Pubco shall request such information from Subscriber, including the selling stockholder questionnaire, at least five (5) Business Days prior to the anticipated date of filing the Registration Statement with the Commission. In the case of the registration effected by Pubco pursuant to this Subscription Agreement, Pubco shall, upon reasonable request, inform Subscriber as to the status of such registration. Subscriber shall not be entitled to use the Registration Statement for an underwritten offering of Registrable Securities.

(d) Notwithstanding anything to the contrary contained herein, Pubco shall be entitled to delay or postpone the effectiveness of the Registration Statement, and from time to time require Subscriber not to sell under the Registration Statement or suspend the use or effectiveness of any such Registration Statement if (A) it determines in good faith that in order for the registration statement to not contain a material misstatement or omission, an amendment thereto would be needed, including as a result of any request by the Commission for any amendment or supplement to such Registration Statement or any prospectus relating thereto or for additional information, (B) such filing or use would materially affect a bona fide business or financing transaction of Pubco or would require premature disclosure of information that would materially adversely affect Pubco, (C) in the good faith judgment of the majority of the members of Pubco’s board of directors, such filing or effectiveness or use of such Registration Statement would be seriously detrimental to Pubco, (D) the majority of the members of Pubco’s board of directors determines to delay the filing or initial effectiveness of, or suspend use of, a Registration Statement and such delay or suspension arises out of, or is a result of, or is related to or is in connection with the SEC Guidance or future Commission guidance directed at special purpose acquisition companies or companies that have consummated a business combination with a special purpose acquisition company, or any related disclosure or related matters, (E) as may be necessary in connection with the preparation and filing of a post-effective amendment to the Registration Statement following the filing of Pubco’s Annual Report on Form 10-K for its first completed fiscal year following the effective date of the Registration Statement, or (F) Subscriber agrees that (1) it will immediately discontinue offers and sales of the Registrable Securities under the Registration Statement until Subscriber receives copies of a supplemental or amended prospectus (which Pubco agrees to use commercially reasonable efforts to promptly prepare) that corrects the misstatement(s) or omission(s) referred to in Section 6(d)(A) and receives notice that any post-effective amendment has become effective or unless otherwise notified by Pubco that it may resume such offers and sales and (2) it will maintain the confidentiality of any information included in such written notice delivered by Pubco unless otherwise required by law, subpoena or regulatory request or requirement (each such circumstance, a “Suspension Event”); provided that (w) Pubco shall not so delay filing or so suspend the use of the Registration Statement for a period of more than ninety (90) consecutive days or more than one hundred and twenty (120) total calendar days in any consecutive three hundred sixty (360) day period, or more than two (2) times in any consecutive three hundred sixty (360) day period and (x) Pubco shall use commercially reasonable efforts to make such registration statement available for the sale by Subscriber of such securities as soon as practicable thereafter.

(e) Upon receipt of any written notice from Pubco of the happening of (i) an issuance by the Commission of any stop order suspending the effectiveness of any Registration Statement or the initiation of any proceedings for such purpose, which notice shall be given no later than three (3) Business Days from the date of such event, (ii) any Suspension Event during the period that the Registration Statement is effective, or (iii) if as a result of a Suspension Event the Registration Statement or related prospectus contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made (in the case of the prospectus)

not misleading, Subscriber agrees that (1) it will immediately discontinue offers and sales of the Registrable Securities under the Registration Statement until Subscriber receives copies of a supplemental or amended prospectus (which Pubco agrees to use commercially reasonable efforts to promptly prepare) that corrects the misstatement(s) or omission(s) referred to above and receives notice that any post-effective amendment has become effective or unless otherwise notified by Pubco that it may resume such offers and sales and (2) it will maintain the confidentiality of any information included in such written notice delivered by Pubco unless otherwise required by law, subpoena or regulatory request or requirement. If so directed by Pubco, Subscriber will deliver to Pubco or, in Subscriber’s sole discretion destroy, all copies of the prospectus covering the Registrable Securities in Subscriber’s possession; provided, however, that this obligation to deliver or destroy all copies of the prospectus covering the Registrable Securities shall not apply (w) to the extent Subscriber is required to retain a copy of such prospectus (A) in order to comply with applicable legal, regulatory, self-regulatory or professional requirements or (B) in accordance with a bona fide pre-existing document retention policy or (x) to copies stored electronically on archival servers as a result of automatic data back-up.

(f) For purposes of this Section 6, (i) “Registrable Securities” shall mean, as of any date of determination, the Registrable Securities and any other equity security issued or issuable with respect to the Registrable Securities by way of share split, dividend, distribution, recapitalization, merger, exchange, or replacement, and (ii) “Subscriber” shall include any person to which the rights under this Section 6 shall have been duly assigned.

(g) Pubco shall indemnify, defend and hold harmless Subscriber (to the extent Subscriber is a seller under the Registration Statement), the officers, directors, members, managers, partners, agents and employees of Subscriber, each person who controls Subscriber (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and the officers, directors, members, managers, partners, agents and employees of each such controlling person, to the fullest extent permitted by applicable law, from and against any and all out-of-pocket and reasonably documented losses, claims, damages, liabilities, costs (including reasonable and documented external attorneys’ fees) and expenses (collectively, “Losses”) arising out of or caused by or based upon any untrue or alleged untrue statement of a material fact contained in the Registration Statement, any prospectus included in the Registration Statement or any form of prospectus or in any amendment or supplement thereto or in any preliminary prospectus, or any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein (in the case of any prospectus or form of prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading, except to the extent that such untrue statements, alleged untrue statements, omissions or alleged omissions (1) are based upon information regarding Subscriber furnished in writing to Pubco by or on behalf of Subscriber expressly for use therein or Subscriber has omitted a material fact from such information or (2) result from or are in connection with any offers or sales effected by or on behalf of Subscriber in violation of Section 6(c). Notwithstanding the foregoing, Pubco’s indemnification obligations shall not apply to amounts paid in settlement of any Losses or action if such settlement is effected without the prior written consent of Pubco. Pubco shall provide Subscriber with an update on any threatened or asserted proceedings arising from or in connection with the transactions contemplated by this Section 6 of which Pubco receives notice whether oral or in writing.

(h) Subscriber shall, severally and not jointly with any other subscriber in the offering contemplated by this Subscription Agreement, indemnify, defend and hold harmless Pubco, its directors, officers, members, managers, partners, agents and employees, each person who controls Pubco (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, members, managers, partners, agents or employees of such controlling persons, to the fullest extent permitted by applicable law, from and against all Losses arising out of or based upon any untrue or alleged untrue statement of a material fact contained in any Registration Statement any prospectus included in the Registration Statement, or any form of prospectus, or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any prospectus, or any form of prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading to the extent, but only to the extent, that such untrue statements, alleged untrue statements, omissions or alleged omissions are based upon information regarding Subscriber furnished in writing to Pubco by or on behalf of Subscriber expressly for use therein. In no event shall the liability of Subscriber be greater in amount than the United States dollars amount of the net proceeds received by Subscriber upon the sale of the Registrable Securities giving rise to such indemnification obligation. Notwithstanding the forgoing, Subscriber’s indemnification obligation shall not apply to amounts paid in settlement of any Losses or action if such settlement is effected without the prior written consent of Subscriber (which consent shall not be unreasonably withheld or delayed).

(i) Any person or entity entitled to indemnification herein shall (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification (provided that the failure to give prompt notice shall not impair any person’s or entity’s right to indemnification hereunder to the extent such failure has not prejudiced the indemnifying party) and (ii) unless in such indemnified party’s reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party shall not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent shall not be unreasonably withheld, conditioned or delayed). An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim shall not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim. No indemnifying party shall, without the consent of the indemnified party, consent to the entry of any judgment or enter into any settlement which cannot be settled in all respects by the payment of money (and such money is so paid by the indemnifying party pursuant to the terms of such settlement), which settlement shall not include a statement or admission of fault and culpability on the part of such indemnified party, and which settlement shall include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation.

(j) The indemnification provided for under this Subscription Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director or controlling person or entity of such indemnified party and shall survive the transfer of the Registrable Securities pursuant to this Subscription Agreement.

(k) If the indemnification provided under this Section 6 from the indemnifying party is unavailable or insufficient to hold harmless an indemnified party in respect of any Losses, then the indemnifying party, in lieu of indemnifying the indemnified party, shall contribute to the amount paid or payable by the indemnified party as a result of such Losses in such proportion as is appropriate to reflect the relative fault of the indemnifying party and the indemnified party, as well as any other relevant equitable considerations; provided, however, that the liability of Subscriber shall be limited to the net proceeds received by such Subscriber from the sale of Registrable Securities giving rise to such indemnification obligation. The relative fault of the indemnifying party and indemnified party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, was made by (or not made by, in the case of an omission), or relates to information supplied by (or not supplied by, in the case of an omission), or on behalf of such indemnifying party or indemnified party, and the indemnifying party’s and indemnified party’s relative intent, knowledge, access to information and opportunity to correct or prevent such action. The amount paid or payable by a party as a result of the Losses shall be deemed to include, subject to the limitations set forth in this Section 6, any legal or other fees, charges or expenses reasonably incurred by such party in connection with any investigation or proceeding. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution pursuant to this Section 6(k) from any person or entity who was not guilty of such fraudulent misrepresentation. Notwithstanding anything to the contrary herein, in no event will any party be liable for punitive damages in connection with this Subscription Agreement or the transactions contemplated hereby.

(l) At any time and from time to time in connection with a bona-fide sale of Subscribed Equity Interests effected in compliance with the requirements of Rule 144 under the Securities Act or through any broker-dealer sale transactions described in the plan of distribution set forth within any prospectus and pursuant to the Registration Statement, Pubco shall use its commercially reasonable efforts, subject to the receipt of customary documentation required from the holder of the applicable Subscribed Equity Interests and broker in connection therewith and compliance with applicable laws, (i) promptly instruct its transfer agent to remove any restrictive legends applicable to the Subscribed Equity Interests being sold and (ii) in connection with any sale made pursuant to Rule 144, cause its legal counsel to deliver reasonably requested legal opinions, if any, to the transfer agent in connection with the instruction under subclause (i). Subscriber may request that Pubco remove any legend from the book entry position evidencing its Subscribed Equity Interests following the earliest of such time as such Subscribed Equity Interests (i) (x) are subject to or (y) have been or are about to be sold or transferred pursuant to an effective registration statement (including the Registration Statement), or (ii) have been sold pursuant to Rule 144. Pubco shall be responsible for the fees of its transfer agent, its legal counsel (including for purposes of giving the opinion referenced herein) and all DTC fees associated with such issuance and the Subscriber shall be responsible for its fees or costs associated with such removal of the legend (including its legal fees or costs of its legal counsel); provided, that, notwithstanding the foregoing, Pubco will not be required to deliver any such opinion, authorization, certificate or direction if it reasonably believes that removal of the legend could result in or facilitate transfers of securities in violation of applicable law.

(m) With a view to making available to Subscriber the benefits of Rule 144 that permit Subscriber to sell securities of Pubco to the public without registration, Pubco agrees, for so long as Subscriber holds Subscribed Equity Interests, to:

(i) make and keep current public information available, as those terms are understood and defined in Rule 144; and

(ii) use commercially reasonable efforts to file with the Commission in a timely manner all reports and other documents required of Pubco under the Exchange Act so long as Pubco remains subject to such requirements and the filing of such reports and other documents as may be required pursuant to the applicable provisions of Rule 144.

(n) Upon request, Pubco shall provide the Subscriber with contact information for the person responsible for Pubco’s account at the transfer agent to facilitate transfers made pursuant to this Section 6 and provide reasonable assistance to facilitate transfers. Pubco shall be responsible for the fees of its transfer agent and its legal counsel (including for purposes of giving the opinion referenced herein) associated with such issuance and the Subscriber shall be responsible for its fees or costs associated with such removal of the legend (including its legal fees or costs of its legal counsel).

Section 7. Termination. The obligations and restrictions of Section 6 and Section 9(u) of this Subscription Agreement shall terminate and be void and of no further force and effect, and all rights and obligations of the parties hereunder shall terminate without any further liability on the part of any party in respect thereof, upon the earliest to occur of (a) such date and time as the BCA is terminated in accordance with its terms; (b) the mutual written agreement of the parties hereto to terminate this Subscription Agreement; or (c) twelve months from the date of this Subscription Agreement; provided that nothing herein will relieve any party from liability for any willful breach hereof prior to the time of termination, and each party will be entitled to any remedies at law or in equity to recover losses, liabilities or damages arising from such breach. Pubco shall notify Subscriber of the termination of the BCA promptly after the termination thereof. Upon the termination hereof in accordance with this Section 7, any cash or XRP held on behalf of Subscriber in connection herewith shall be returned in full to Subscriber in accordance with Section 2(d), without any deduction for or on account of any tax withholding except as required by law, charges or set-off.

Section 8. Trust Account Waiver. Subscriber hereby acknowledges that SPAC is a blank check company formed for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses. Subscriber further acknowledges that, as described in the final prospectus relating to SPAC’s initial public offering (“IPO”) filed with the SEC (File No. 333-286110) on May 21, 2025 (the “Prospectus”), substantially all of SPAC’s assets consist of the cash proceeds of SPAC’s IPO and a private placement of its securities and substantially all of those proceeds (including interest accrued from time to time thereon) have been deposited into a trust account (the “Trust Account”) for the benefit of SPAC and its public shareholders. As described in the Prospectus, the funds held from time to time in the Trust Account may only be released upon certain conditions. For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the

Subscriber hereby agrees (on its own behalf and on behalf of its related parties) that it does not now and shall not at any time hereafter have any right, title, interest or claim of any kind (“Claim”) to, or to any monies or other assets in, the Trust Account, and hereby irrevocably waives (on its own behalf and on behalf of its related parties) any Claim to, or to any monies or other assets in, the Trust Account that it may have now or in the future as a result of, or arising out of, this Subscription Agreement, the transactions contemplated hereby or the Subscribed Equity Interests, in or to any monies held in the Trust Account (or any distributions therefrom directly or indirectly to SPAC’s public shareholders). In the event that Subscriber has any Claim against SPAC as a result of, or arising out of, this Subscription Agreement, the Other Ripple Party Subscription Agreements, the transactions contemplated hereby and thereby, or the Subscribed Equity Interests, Subscriber agrees not to seek recourse against the Trust Account or any funds distributed therefrom (it being clarified that such waiver shall not apply following the Transaction Closing to the Trust Account funds that are released from the Trust Account to SPAC or Pubco in connection with the Transactions). Subscriber acknowledges and agrees that such irrevocable waiver is a material inducement to SPAC to enter into this Subscription Agreement, and further intends and understands such waiver to be valid, binding, and enforceable against Subscriber in accordance with applicable law. To the extent Subscriber commences any action or proceeding based upon, in connection with, relating to or arising out of any matter relating to SPAC or its Representatives, which proceeding seeks, in whole or in part, monetary relief against SPAC or its Representatives, Subscriber hereby acknowledges and agrees that its sole remedy shall be against funds held outside of the Trust Account and that such claim shall not permit Subscriber (or any person claiming on Subscriber’s behalf or in lieu of Subscriber) to have any claim against the Trust Account (including any distributions therefrom) or any amounts contained therein. Nothing in this Section 8 shall be deemed to limit Subscriber’s right to distributions from the Trust Account in accordance with the SPAC Organizational Documents in respect of any redemptions by Subscriber in respect of SPAC Class A Common Shares acquired by any means. Notwithstanding anything in this Subscription Agreement to the contrary, the provisions of this Section 8 shall survive termination of this Subscription Agreement.

Section 9. Miscellaneous.

(a) Subscriber hereby acknowledges that it shall be solely responsible for and bear the cost of all transfer, stamp, issue, registration, documentary or other similar taxes, duties, fees or charges arising in any jurisdiction in connection with the Subscription contemplated in this Subscription Agreement as well as the execution of this Subscription Agreement.

(b) Notwithstanding any other provision of this Subscription Agreement, Pubco and the Company and any of their respective Representatives shall be entitled to deduct and withhold from the Registrable Securities, the Company Units and any other amount payable pursuant to this Subscription Agreement (in connection with a future share split, dividend, distribution, recapitalization, merger, exchange, or replacement) any such taxes, duties, fees or other similar charges as may be required to be deducted and withheld from such amounts (and any other amounts treated as paid for applicable tax law) under the Code, or any other applicable tax law (as determined in good faith by the party so deducting or withholding in its sole discretion). To the extent that any amounts are so deducted and withheld, such deducted and withheld amounts shall be treated for all purposes of this Subscription Agreement as having been paid to the person in respect of which such deduction and withholding was made.

(c) All notices, requests, demands, claims, and other communications hereunder shall be in writing. Any notice, request, demand, claim, or other communication hereunder shall be deemed duly given (i) when delivered personally to the recipient, (ii) when sent by electronic mail, with no mail undeliverable or other rejection notice, on the date of transmission to such recipient, if sent on a Business Day prior to 5:00 p.m. New York City time, or on the Business Day following the date of transmission, if sent on a day that is not a Business Day or after 5:00 p.m. New York City time on a Business Day, (iii) one (1) Business Day after being sent to the recipient via overnight mail by reputable overnight courier service (charges prepaid), or (iv) four (4) Business Days after being mailed to the recipient by certified or registered mail, return receipt requested and postage prepaid, and, in each case, addressed to the intended recipient at its address specified on the signature page hereof or to such electronic mail address or address as subsequently modified by written notice given in accordance with this Section 9(c). A courtesy electronic copy of any notice sent by methods (i), (iii), or (iv) above shall also be sent to the recipient via electronic mail if an electronic mail address is provided in the applicable signature page hereof or to an electronic mail address as subsequently modified by written notice given in accordance with this Section 9(c).

(d) Subscriber acknowledges that Pubco and others, including SPAC and the Company, will rely on the acknowledgments, understandings, agreements, representations and warranties of Subscriber contained in this Subscription Agreement. Prior to the Transaction Closing, Subscriber agrees to promptly notify the Company, Pubco and SPAC if it becomes aware that any of the acknowledgments, understandings, agreements, representations and warranties of Subscriber set forth herein are no longer accurate in all material respects. Pubco acknowledges that Subscriber will rely on the acknowledgments, understandings, agreements, representations and warranties contained in this Subscription Agreement. Prior to the Transaction Closing, Pubco and the Company agree to promptly notify Subscriber, if they become aware that any of the acknowledgments, understandings, agreements, representations and warranties of Pubco or the Company, as applicable, set forth herein are no longer accurate in all material respects.

(e) Each of the Company, Pubco, SPAC and Subscriber is irrevocably authorized to produce this Subscription Agreement or a copy hereof to any interested party as required by applicable law in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby.

(f) Each party hereto shall pay all of its own expenses in connection with this Subscription Agreement and the transactions contemplated herein.

(g) Neither this Subscription Agreement nor any rights that may accrue to Subscriber hereunder may be transferred or assigned by Subscriber. Neither this Subscription Agreement nor any rights that may accrue to the Company, Pubco or SPAC hereunder may be transferred or assigned by the Company, Pubco or SPAC without the prior written consent of Subscriber, other than in connection with the Transactions. Notwithstanding the foregoing, Subscriber may assign all or a portion of its rights and obligations under this Subscription Agreement to one or more of its affiliates (including other investment funds or accounts managed or advised by Subscriber or an investment manager who acts on behalf of Subscriber) upon written notice to the Company, Pubco and SPAC or, with the Company, Pubco and SPAC’s prior written consent, to another person; provided that in the case of any such assignment, the assignee(s) shall become a Subscriber hereunder and have the rights and obligations and be deemed to make the representations and warranties of Subscriber provided for herein to the extent of such assignment; and provided, further, that no such assignment shall relieve the assigning Subscriber of its obligations hereunder if any such assignee fails to perform such obligations, unless the Company, Pubco and SPAC have given their prior written consent to such relief. Any purported assignment or transfer in violation of this Section 9(g) shall be null and void. In the event of such a transfer or assignment, Subscriber shall complete the form of assignment attached as Annex E hereto.

(h) All the agreements, representations and warranties made by each party hereto in this Subscription Agreement shall survive the Subscription Funding.

(i) Pubco, the Company and SPAC may request from Subscriber such additional information as Pubco, the Company or SPAC may reasonably determine to be necessary to evaluate the eligibility of Subscriber to acquire the Subscribed Equity Interests and to register the Subscribed , the Company for resale, and Subscriber shall promptly provide such information as may be reasonably requested, to the extent readily available and to the extent consistent with its internal policies and procedures; provided that Pubco, the Company and SPAC agree to keep any such information provided by Subscriber confidential, except (A) as required by the federal securities laws, rules or regulations, (B) to the extent such disclosure is required by other laws, rules or regulations, at the request of the staff of the Commission or regulatory agency or under the regulations of the Stock Exchange, and (C) to the extent disclosed to SPAC’s, the Company’s or Pubco’s lawyers, independent accountants and to other advisors and service providers who reasonably require such information in connection with the provision of services to such person, are advised of the confidential nature of such information and are obligated to keep such information confidential. Subscriber acknowledges that SPAC or Pubco may file a form of this Subscription Agreement with the Commission as an exhibit to a current or periodic report of SPAC or Pubco, an annex to a proxy statement of SPAC or Pubco or as an exhibit to a registration statement of Pubco.

(j) This Subscription Agreement may not be amended, modified or waived except by an instrument in writing, signed by each of the parties hereto.

(k) This Subscription Agreement constitutes the entire agreement, and supersedes all other prior agreements, understandings, representations and warranties, both written and oral, among the parties, with respect to the subject matter hereof.

(l) Except with respect to the Other Ripple Party Subscribers (who are third-party beneficiaries of any provisions set forth in Section 1(e) and Section 2(d) to the extent such provisions reference the Ripple Party Subscribers) that as otherwise provided herein, this Subscription Agreement is intended for the benefit of the parties hereto and their heirs, executors, administrators, successors, legal representatives, and permitted assigns and, except with respect to the Other Ripple Party Subscribers or as provided herein, is not for the benefit of, nor may any provision hereof be enforced by, any other person.

(m) The parties hereto acknowledge and agree that irreparable damage may occur in the event that any of the provisions of this Subscription Agreement were not performed in accordance with their specific terms or were otherwise breached and that money or other legal remedies may not be an adequate remedy for such damage. It is accordingly agreed that the parties shall be entitled to seek equitable relief, including in the form of an injunction or injunctions to prevent breaches or threatened breaches of this Subscription Agreement and to enforce specifically the terms and provisions of this Subscription Agreement, this being in addition to any other remedy to which such party is entitled at law, in equity, in contract, in tort or otherwise. The parties hereto acknowledge and agree that Pubco, the Company and SPAC shall be entitled to specifically enforce Subscriber’s obligations to fund the Subscription and the provisions of the Subscription Agreement, in each case, on the terms and subject to the conditions set forth herein. The parties hereto further acknowledge and agree: (x) to waive any requirement for the security or posting of any bond in connection with any such equitable remedy; (y) not to assert that a remedy of specific enforcement pursuant to this Section 9(m) is unenforceable, invalid, contrary to applicable law or inequitable for any reason; and (z) to waive any defenses in any action for specific performance, including the defense that a remedy at law would be adequate.

(n) If any provision of this Subscription Agreement shall be invalid, illegal or unenforceable, the validity, legality or enforceability of the remaining provisions of this Subscription Agreement shall not in any way be affected or impaired thereby and shall continue in full force and effect.

(o) No failure or delay by a party hereto in exercising any right, power or remedy under this Subscription Agreement, and no course of dealing between the parties hereto, shall operate as a waiver of any such right, power or remedy of such party. No single or partial exercise of any right, power or remedy under this Subscription Agreement by a party hereto, nor any abandonment or discontinuance of steps to enforce any such right, power or remedy, shall preclude such party from any other or further exercise thereof or the exercise of any other right, power or remedy hereunder. The election of any remedy by a party hereto shall not constitute a waiver of the right of such party to pursue other available remedies. No notice to or demand on a party not expressly required under this Subscription Agreement shall entitle the party receiving such notice or demand to any other or further notice or demand in similar or other circumstances or constitute a waiver of the rights of the party giving such notice or demand to any other or further action in any circumstances without such notice or demand.

(p) This Subscription Agreement may be executed and delivered in one or more counterparts (including by electronic mail, in .pdf or other electronic submission) and by different parties in separate counterparts, with the same effect as if all parties hereto had signed the same document. All counterparts so executed and delivered shall be construed together and shall constitute one and the same agreement.

(q) This Subscription Agreement shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to the principles of conflicts of laws that would otherwise require the application of the law of any other state.

(r) EACH PARTY AND ANY PERSON ASSERTING RIGHTS AS A THIRD PARTY BENEFICIARY HEREBY WAIVES ITS RESPECTIVE RIGHTS TO A TRIAL BY JURY OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OR RELATED TO THIS SUBSCRIPTION AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY IN ANY ACTION, PROCEEDING OR

OTHER LITIGATION OF ANY TYPE BROUGHT BY ANY PARTY AGAINST ANY OTHER PARTY OR ANY AFFILIATE OF ANY OTHER SUCH PARTY, WHETHER WITH RESPECT TO CONTRACT CLAIMS, TORT CLAIMS OR OTHERWISE. THE PARTIES AGREE THAT ANY SUCH CLAIM OR CAUSE OF ACTION SHALL BE TRIED BY A COURT TRIAL WITHOUT A JURY. WITHOUT LIMITING THE FOREGOING, THE PARTIES FURTHER AGREE THAT THEIR RESPECTIVE RIGHT TO A TRIAL BY JURY IS WAIVED BY OPERATION OF THIS SECTION AS TO ANY ACTION, COUNTERCLAIM OR OTHER PROCEEDING WHICH SEEKS, IN WHOLE OR IN PART, TO CHALLENGE THE VALIDITY OR ENFORCEABILITY OF THIS SUBSCRIPTION AGREEMENT OR ANY PROVISION HEREOF. THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS SUBSCRIPTION AGREEMENT.

(s) The parties agree that all disputes, legal actions, suits and proceedings arising out of or relating to this Subscription Agreement must be brought exclusively in the courts of the State of New York or the courts of the United States located in the Borough of Manhattan, New York City, New York (collectively, the “Designated Courts”). Each party hereby consents and submits to the exclusive jurisdiction of the Designated Courts. No legal action, suit or proceeding with respect to this Subscription Agreement may be brought in any other forum. Each party hereby irrevocably waives all claims of immunity from jurisdiction, and any objection which such party may now or hereafter have to the laying of venue of any suit, action or proceeding in any Designated Court, including any right to object on the basis that any dispute, action, suit or proceeding brought in the Designated Courts has been brought in an improper or inconvenient forum or venue. Each of the parties also agrees that delivery of any process, summons, notice or document to a party hereof in compliance with Section 9(c) of this Subscription Agreement shall be effective service of process for any action, suit or proceeding in a Designated Court with respect to any matters to which the parties have submitted to jurisdiction as set forth above.

(t) This Subscription Agreement may only be enforced against, and any claim, action, suit or other legal proceeding based upon, arising out of, or related to this Subscription Agreement, or the negotiation, execution or performance of this Subscription Agreement, may only be brought against the entities that are expressly named as parties hereto; except with respect to the provisions of this Agreement for which the Other Ripple Party Subscribers are an express third party beneficiary.

(u) SPAC shall (i) on the first (1st) Business Day immediately following the BCA Signing Date, issue a press release disclosing the material terms of the transactions contemplated hereby, and (ii) following the execution of the BCA, file with the Commission a Current Report on Form 8-K disclosing all material terms of this Subscription Agreement, the Other Ripple Party Subscription Agreements and the transactions contemplated hereby and thereby, and the Transactions, and including as exhibits thereto, the form of this Subscription Agreement, the Advance Funding Subscription Agreements, the Delayed Funding Subscription Agreements and the Series C Subscription Agreement, within the time required by the Exchange Act. From and after the issuance of such press release, SPAC represents to the Subscriber that it shall have publicly disclosed all material, non-public information regarding SPAC delivered to the Subscriber by or on behalf of SPAC or any of its officers, directors, employees or agents in connection with the transactions contemplated by this Subscription Agreement. Prior to the

Transaction Closing, Subscriber shall not issue any press release or make any other similar public statement with respect to the transactions contemplated hereby without the prior written consent of SPAC, the Company and Pubco (such consent not to be unreasonably withheld or delayed). Notwithstanding anything in this Subscription Agreement to the contrary, each of SPAC, the Company and Pubco (i) shall not publicly disclose the name of Subscriber or any of its affiliates or advisers, or include the name of Subscriber or any of its affiliates or advisers in any press release, without the prior written consent of Subscriber and (ii) shall not publicly disclose the name of Subscriber or any of its affiliates or advisers, or include the name of Subscriber or any of its affiliates or advisers in any filing with the Commission or any regulatory agency or trading market, without the prior written consent of Subscriber, except (A) as required by the federal securities laws, rules or regulations, including in connection with the filing of a Registration Statement pursuant to Section 6(a), (B) to the extent such disclosure is required by other laws, rules or regulations, at the request of the staff of the Commission or regulatory agency or under the regulations of the Stock Exchange, or (C) to SPAC’s, the Company’s or Pubco’s lawyers, independent accountants and to other advisors and service providers who reasonably require such information in connection with the provision of services to such person, are advised of the confidential nature of such information and are obligated to keep such information confidential in which case of clauses (A) through (B), SPAC, the Company or Pubco, as applicable, shall provide Subscriber with prior written notice (including by e-mail) of such permitted disclosure, and shall reasonably consult with Subscriber regarding such disclosure. Subscriber will promptly provide any information reasonably requested by SPAC, the Company or Pubco for any regulatory application or filing made or approval sought in connection with the Transactions (including filings with the Commission). To the extent that any such information is publicly disclosed pursuant to the provisions hereunder, the parties agree that no further notice or consent is required for SPAC, the Company or Pubco to further disclose such information.

(v) The obligations of Subscriber under this Subscription Agreement are several and not joint with the obligations of any Other Ripple Party Subscriber or any other investor under the Other Ripple Party Subscription Agreements, the Advance Funding Subscription Agreements, the Delayed Funding Subscription Agreements or the Series C Subscription Agreement, and Subscriber shall not be responsible in any way for the performance of the obligations of any Other Ripple Party Subscriber under this Subscription Agreement or any Other Ripple Party Subscriber under the Other Ripple Party Subscription Agreements. The decision of Subscriber to purchase Subscribed Equity Interests pursuant to this Subscription Agreement has been made by Subscriber independently of any Other Ripple Party Subscriber or any other investor and independently of any information, materials, statements or opinions as to the business, affairs, operations, assets, properties, liabilities, results of operations, condition (financial or otherwise) or prospects of SPAC, the Company, Pubco or any of their respective affiliates or subsidiaries which may have been made or given by any Other Ripple Party Subscriber or investor or by any agent or employee of any Other Ripple Party Subscriber or investor, and neither Subscriber nor any of its agents or employees shall have any liability to any Other Ripple Party Subscriber or investor (or any other person) relating to or arising from any such information, materials, statements or opinions. Nothing contained herein or in any Other Ripple Party Subscription Agreement, and no action taken by Subscriber or Other Ripple Party Subscriber or other investor pursuant hereto or thereto, shall be deemed to constitute Subscriber and any Other Ripple Party Subscribers or other investors as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that Subscriber and any Other Ripple Party Subscribers or other investors are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by this Subscription Agreement and the Other Ripple Party Subscription Agreements. Subscriber acknowledges that no Other Ripple Party Subscriber has acted as agent for Subscriber in connection with making its investment hereunder and no Other Ripple Party Subscriber will be acting as agent of Subscriber in connection with monitoring its investment in the Subscribed Equity Interests or enforcing its rights under this Subscription Agreement. Subscriber shall be entitled to independently protect and enforce its rights, including without limitation the rights arising out of this Subscription Agreement, and it shall not be necessary for any Other Ripple Party Subscriber or investor to be joined as an additional party in any proceeding for such purpose.

(w) The headings herein are for convenience only, do not constitute a part of this Subscription Agreement and shall not be deemed to limit or affect any of the provisions hereof. The language used in this Subscription Agreement will be deemed to be the language chosen by the parties hereto to express their mutual intent, and no rules of strict construction will be applied against any party. Unless the context otherwise requires, (i) all references to Sections or Annexes are to Sections or Annexes contained in or attached to this Subscription Agreement, (ii) each accounting term not otherwise defined in this Subscription Agreement has the meaning assigned to it in accordance with United States generally accepted accounting principles, (iii) words in the singular or plural include the singular and plural and pronouns stated in either the masculine, the feminine or neuter gender shall include the masculine, feminine and neuter, (iv) the use of the word “including” in this Subscription Agreement shall be by way of example rather than limitation, and (v) the word “or” shall not be exclusive (i.e., unless context requires otherwise “or” shall be interpreted to mean “and/or” rather than “either/or”).

[Signature pages follow]

IN WITNESS WHEREOF, Pubco has accepted this Subscription Agreement as of the date first set forth above.

EVERNORTH HOLDINGS INC.

By:
Name:
Title:

Address for Notices:

Evernorth Holdings Inc.

600 Battery Street

San Francisco, CA 94111

Attention: Asheesh Birla

E-mail: asheesh@evernorth.xyz

with a copy (not to constitute notice) to:

Davis Polk & Wardwell LLP

450 Lexington Ave

New York, NY 10017

Email: dan.gibbons@davispolk.com; derek.dostal@davispolk.com

Attention: Dan Gibbons; Derek Dostal

[Signature Page to Subscription Agreement]

IN WITNESS WHEREOF, the Company has accepted this Subscription Agreement as of the date first set forth above.

PATHFINDER DIGITAL ASSETS LLC

By:
Name:
Title:

Address for Notices:

Pathfinder Digital Assets LLC

600 Battery Street

San Francisco, CA 94111

Attention: Asheesh Birla

E-mail: asheesh@evernorth.xyz

with a copy (not to constitute notice) to:

Davis Polk & Wardwell LLP

450 Lexington Ave

New York, NY 10017

Email: dan.gibbons@davispolk.com; derek.dostal@davispolk.com

Attention: Dan Gibbons; Derek Dostal

[Signature Page to Subscription Agreement]

IN WITNESS WHEREOF, SPAC has accepted this Subscription Agreement as of the date first set forth above.

ARMADA ACQUISITION CORP. II

By:
Name:
Title:

Address for Notices:

Armada Acquisition Corp. II

382 NE 191st St, Suite 52895

Miami, FL 33179-3899

Attention: Taryn Naidu, Chief Executive Officer

Email: taryn@arringtoncapital.com; finance@arringtoncapital.com with a copy (not to constitute notice) to:

Wilson Sonsini Goodrich & Rosati, P.C.

701 Fifth Avenue, Suite 5100

Seattle, WA 98104-7036

Attn:   Patrick Schultheis

  Jeana S. Kim

  Nathan Robinson

Email:  pschultheis@wsgr.com

  jskim@wsgr.com

  nrobinson@wsgr.com

[Signature Page to Subscription Agreement]

IN WITNESS WHEREOF, Subscriber has executed or caused this Subscription Agreement to be executed by its duly authorized representative as of the date set forth below.

Name of Subscriber: __________________________________	State/Country of Formation or Domicile: ____
By: ________________________________________________
Name: ______________________________________________
Title: _______________________________________________
Name in which Subscribed Equity Interests are to be registered (if different):	Date: ________________
_____________________________________________________
Subscriber’s EIN:
Entity Type (e.g., corporation, partnership, trust, etc.):
Business Address-Street:	Mailing Address-Street (if different):
_____________________________________________________	__________________________________________________
City, State, Zip: ______________________________________	City, State, Zip: _____________________________________
Attn: _______________________________________________	Attn: _____________________________________________
Telephone No.: _______________________________________	Telephone No.: _____________________________________
Email for notices: _____________________________________	Email for notices (if different): _________________________
Number of Shares subscribed for: ________________________
Wallet address for return of XRP, if applicable (if subscribing for XRP):
_____________________________________________________

Form of Payment:

☐	Cash: $_______

☐	XRP: ______ XRP

[Signature Page to Subscription Agreement]

EXHIBIT A

FORM OF LOCK-UP AGREEMENT

ANNEX A

CASH CUSTODY ACCOUNT WIRE INSTRUCTIONS

[Omitted.]

ANNEX B

XRP CUSTODY WALLET ADDRESS

[Omitted.]

ANNEX C

ELIGIBILITY REPRESENTATIONS OF SUBSCRIBER

This Annex C should be completed and signed by Subscriber and constitutes a part of the Subscription Agreement.

1.	QUALIFIED INSTITUTIONAL BUYER STATUS (Please check the box, if applicable)

☐	Subscriber is a “qualified institutional buyer” (as defined in Rule 144A under the Securities Act) (a “QIB”)

☐	We are subscribing for the Subscribed Equity Interests as a fiduciary or agent for one or more investor accounts, and each owner of such account is a QIB.

**OR**

2.	INSTITUTIONAL ACCREDITED INVESTOR STATUS (Please check the box, if applicable)

☐

Subscriber is an institutional “accredited investor” (within the meaning of Rule 501(a) under the Securities Act) or an entity in which all of the equity holders are accredited investors within the meaning of Rule 501(a) under the Securities Act, and has marked and initialed the appropriate box below indicating the provision under which it qualifies as an institutional “accredited investor.”

**AND**

3.	FINRA INSTITUTIONAL INVESTOR STATUS (Please check the box)

☐	Subscriber is a “institutional investor” (as defined in FINRA Rule 2111).

**AND**

4.	AFFILIATE STATUS

(Please check the applicable box)

SUBSCRIBER

☐	is:

☐	is not:

an “affiliate” (as defined in Rule 144 under the Securities Act) of SPAC, the Company or Pubco or acting on behalf of an affiliate of SPAC, the Company or Pubco.

Rule 501(a), in relevant part, states that an “accredited investor” shall mean any person who comes within any of the below listed categories, or who the issuer reasonably believes comes within any of the below listed categories, at the time of the sale of the securities to that person. Subscriber has indicated, by marking and initialing the appropriate box(es) below, the provision(s) below which apply to Subscriber and under which Subscriber accordingly qualifies as an “accredited investor.”

☐

Any bank, registered broker or dealer, insurance company, registered investment company, business development company, small business investment company, private business development company, or rural business investment company;

☐	Any investment adviser registered pursuant to section 203 of the Investment Advisers Act or registered pursuant to the laws of a state;

☐	Any investment adviser relying on the exemption from registering with the Commission under section 203(l) or (m) of the Investment Advisers Act;

☐

Any plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000;

☐

Any employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974 (“ERISA”), if (i) the investment decision is made by a plan fiduciary, as defined in section 3(21) of ERISA, which is either a bank, a savings and loan association, an insurance company, or a registered investment adviser, (ii) the employee benefit plan has total assets in excess of $5,000,000 or, (iii) such plan is a self-directed plan, with investment decisions made solely by persons that are “accredited investors”;

☐

Any (i) corporation, limited liability company or partnership, (ii) Massachusetts or similar business trust, or (iii) organization described in section 501(c)(3) of the Internal Revenue Code, in each case that was not formed for the specific purpose of acquiring the securities offered and that has total assets in excess of $5,000,000;

☐

Any trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in Section 230.506(b)(2)(ii) of Regulation D under the Securities Act;

☐

Any entity, other than an entity described in the categories of “accredited investors” above, not formed for the specific purpose of acquiring the securities offered, owning investments in excess of $5,000,000;

☐

Any “family office,” as defined under the Investment Advisers Act that satisfies all of the following conditions: (i) with assets under management in excess of $5,000,000, (ii) that is not formed for the specific purpose of acquiring the securities offered, and (iii) whose prospective investment is directed by a person who has such knowledge and experience in financial and business matters that such family office is capable of evaluating the merits and risks of the prospective investment;

☐

Any “family client,” as defined under the Investment Advisers Act, of a family office meeting the requirements in the previous paragraph and whose prospective investment in the issuer is directed by such family office pursuant to the previous paragraph; or

☐	Any entity in which all of the equity owners are “accredited investors”.

Specify which tests:

☐	Any director, executive officer, or general partner of the issuer of the securities being offered or sold, or any director, executive officer, or general partner of a general partner of that issuer;

☐

Any natural person whose individual net worth, or joint net worth with that person’s spouse or spousal equivalent, exceeds $1,000,000. For purposes of calculating a natural person’s net worth: (a) the person’s primary residence shall not be included as an asset; (b) indebtedness that is secured by the person’s primary residence, up to the estimated fair market value of the primary residence at the time of the sale of securities, shall not be included as a liability (except that if the amount of such indebtedness outstanding at the time of sale of securities exceeds the amount outstanding 60 days before such time, other than as a result of the acquisition of the primary residence, the amount of such excess shall be included as a liability); and (c) indebtedness that is secured by the person’s primary residence in excess of the estimated fair market value of the primary residence at the time of the sale of securities shall be included as a liability;

☐

Any natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person’s spouse or spousal equivalent in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year;

☐

Any natural person holding in good standing one or more professional certifications or designations or credentials from an accredited educational institution that the Commission has designated as qualifying an individual for accredited investor status; or

☐

Any natural person who is a “knowledgeable employee,” as defined in the Investment Company Act, of the issuer of the securities being offered or sold where the issuer would be an investment company, as defined in section 3 of such act, but for the exclusion provided by either section 3(c)(1) or section 3(c)(7) of such act.

**AND**

5.	FINRA INSTITUTIONAL ACCOUNT STATUS (Please check the box)

☐ Subscriber is an “institutional account” under FINRA Rule 4512(c).

**AND**

6.	EEA QUALIFIED INVESTOR (Please check the applicable box)

☐ Subscriber is a “qualified investor” (within the meaning of Article 2 of the EU Prospectus Regulation).

☐ Subscriber is not a resident in a member state of the European Economic Area.

**AND**

7.	UK QUALIFIED INVESTOR (Please check the applicable box)

☐ Subscriber is a “qualified investor” (within the meaning of Article 2 of the UK Prospectus Regulation) who is also (i) an investment professional falling within Article the Order; (ii) a high net worth entity falling within Article 49(2)(a) to (d) of the Order; or (iii) a person to whom an invitation or inducement to engage in investment activity (within the meaning of section 21 of the FSMA) in connection with the issue or sale of the Subscribed Equity Interests may be lawfully communicated or caused to be communicated.

☐ Subscriber is not resident in the United Kingdom.

This page should be completed by Subscriber and constitutes a part of the Subscription Agreement.

SUBSCRIBER:

Print Name:

By:
Name:
Title:

ANNEX D

ACCREDITED INVESTOR QUESTIONNAIRE

Investor: ____________________________

State of Residence: ____________________

Residency Address: ______________________

The following are “accredited investors” for purposes of the offering of the Subscribed Equity Interests. Please place a checkmark in the box next to any categories that apply to you1:

[ ]	(a)	a natural person whose individual net worth,[2] or joint net worth with that person’s spouse, at the time of purchase exceeds $1,000,000;

[ ]	(b)	a natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person’s spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year;

[ ]	(c)	a trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a person who either alone or with his purchaser representative has such knowledge and experience in financial and business matters that he or she is capable of evaluating the merits and risks of the prospective investment, or the issuer reasonably believes immediately prior to making any sale that such purchaser comes within this definition;

[ ]	(d)	an entity in which all of the equity owners are accredited investors meeting one or more of the tests under subparagraphs (a) - (c); or

[ ]	(e)	none of the above.

[1]	Certain other categories included within the definition of “accredited investor” which are not likely to apply have been omitted.
[2]

The term “net worth” means a person’s assets minus liabilities, provided that the value of such person’s primary residence, as well as the amount of any indebtedness secured by the primary residence up to the fair market value of the primary residence, shall be excluded from the calculation of net worth. Indebtedness secured by the primary residence in excess of the value of the primary residence shall be considered a liability for purposes of determining net worth.

ANNEX E

FORM OF ASSIGNMENT

ASSIGNMENT, ASSUMPTION & JOINDER

TO

SUBSCRIPTION AGREEMENT

[•], 2025

This Assignment, Assumption & Joinder Agreement (this “Agreement”) is made as of the date written above by [•] (“Assignor”) and [•] (“Assignee”). Reference is made to that certain subscription agreement (the “Subscription Agreement”), dated as of [•], 2025, by and among, inter alios, Evernorth Holdings Inc. (“Pubco”), Pathfinder Digital Assets LLC (the “Company”) and Assignor. Capitalized terms used, but not defined, herein shall have the meaning ascribed to such terms in the Subscription Agreement.

1. Each of Assignee and Assignor, by their execution and delivery of this Agreement, agrees to the assignment to and assumption by Assignee of all of Assignor’s rights and benefits as the “Subscriber” or equivalent term under the Subscription Agreement and any other related documents as they apply to the “Subscriber” or equivalent term, including, for the avoidance of doubt, the right to purchase from each of Pubco and the Company at the Transaction Closing [all of the Equity Interests][a portion of the Equity Interests] initially subscribed for by Assignor.

2. Assignee hereby acknowledges, agrees and confirms that, by its execution of this Agreement, Assignee shall be bound by all of the terms, obligations, provisions and conditions contained in the Subscription Agreement as they apply to the “Subscriber” thereunder and as if an original signatory thereto in such capacity.

3. Assignee hereby acknowledges, agrees and confirms that, by its execution of this Agreement, Assignee makes all of the representations and warranties of the Subscriber set forth in the Subscription Agreement as of the date hereof.

4. Assignor hereby acknowledges, agrees and confirms that, in accordance with Section 9(g) of the Subscription Agreement, Assignor shall remain liable for its obligations under the Subscription Agreement unless and until the Company, Pubco, and SPAC provide their prior written consent to relieve Assignor of such obligations, in which case Assignor shall be fully released from any and all obligations and liabilities under the Subscription Agreement, including liability for any breach by Assignee occurring after the date hereof.

5. This Agreement shall be governed by the governing law applicable to the Subscription Agreement.

6. This Agreement may be executed in two or more counterparts, each of which will be deemed an original but all of which together will constitute one and the same instrument.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the undersigned has executed this Agreement as of the date written above.

[•]

[By: [•]]

By:
Name:
Title:

ASSIGNEE:

Name of Assignee:	State/Country of Formation or Domicile: [•]

[•]

[By: [•]]

By:

Name:

Title:

Name in which Transferred Interest is to be registered (if different):	Date: [•], 2025

Assignee’s EIN: [•]

Business Address	Mailing Address (if different):

[•]
[•]
Attn: [•]	Attn:

Telephone No.: [•]	Telephone No.:
Facsimile No.: [•]	Facsimile No.:

Number of Equity Interests in Transferred Interest: [•]

Price Per Equity Interest: $[10.00]

ANNEX F

FORM OF LLC AGREEMENT